                                                                     EXHIBIT 3.1

                         CERTIFICATE OF INCORPORATION

                                      OF

                              CKG MEDIA.com, INC.

          I, THE UNDERSIGNED, in order to form a corporation for the purposes hereinafter stated, under and pursuant to the provisions of the General Corporation Law of the State of Delaware, do hereby certify as follows:

          FIRST:  The name of the Corporation is CKG MEDIA.com, INC.

          SECOND: The registered office of the Corporation in the State of Delaware is to be located at 1013 Centre Road, Wilmington, Delaware 19805. The name of its registered agent at that address is Corporation Service Company.

          THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

          FOURTH: The total number of shares of stock which the corporation shall have authority to issue is Twenty Thousand (20,000), consisting of (i) Seven Thousand (7,000) shares of Class A common stock (the "Class A Common Stock") having a par value of $0.01 per share; (ii) Five Thousand (5,000) shares of common stock (the "Common Stock") having a par value of $0.01 per share; (iii) Eight Thousand (8,000) share of preferred stock having a par value of $0.01 per share. The preferred stock may be issued from time to time in one or more series with such designations, preferences and relative, participating, optional or other rights, qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions providing for the issuance of such series adopted by the Board of Directors of the corporation from time to time, pursuant to the authority herein given, without any further vote or action on the part of the stockholders. A copy of such resolution or resolutions adopted by the Board of Directors shall be set forth in a Certificate made, executed, acknowledged and filed in the manner required by the General Corporate Law of the State of Delaware in order to make such resolution or resolutions effective. Each series shall consist of such number of shares as shall be stated and expressed in such resolution or resolutions providing for the issuance of the stock of such series. All shares of any one series of preferred stock shall be alike in every particular way.

          FIFTH: (a) Each share of the Class A Common Stock shall be entitled to ten (10) votes per share. The Class A Common Stock shall be convertible into shares of Common Stock at the ratio of 1-to-1 (i) after the occurrence of an initial public offering involving the Corporation at the election of the holder of the

Class A Common Stock; or (ii) automatically on the effective date of the Corporation's initial public offering if so required by the managing underwriter of such public offering.

          (b) Each share of Common Stock shall be entitled to one (1) vote per share.

          (c) Any matter for which the vote of the common stockholders is required shall be subject to the vote of all holders of Class A Common Stock and all holders of Common Stock, it being expressly understood and agreed that the holders of Class A Common Stock and the holders of Common Stock shall have that number of votes per share in connection with all matters subject to a stockholder vote as set forth in this Article Fifth.

          SIXTH:  The name and the mailing address of the sole incorporator is:

          Name                               Mailing Address
          ----                               ---------------
          Thomas C. Letsou, Esq.             Zukerman Gore & Brandeis, LLP
                                             900 Third Avenue
                                             New York, New York 10022


          SEVENTH: Elections of directors need not be by ballot unless the by-laws of the Corporation shall so provide.

          EIGHTH:   In furtherance and not in limitation of the powers conferred upon the Board of Directors by law, the Board of Directors shall have power to make, adopt, alter, amend and repeal from time to time by-laws of the Corporation, subject to the right of the stockholders entitled to vote with respect thereto to alter and repeal by-laws made by the Board of Directors.

          NINTH:    Whenever a compromise or arrangement is proposed between
this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

          TENTH:    The Corporation reserves the right to amend, alter, change or repeal any provisions contained in this certificate in the manner now or hereafter prescribed by law, and all rights and powers conferred herein on shareholders, directors and officers are granted subject to this reservation.

          ELEVENTH: The Corporation shall, to the fullest extent permitted by
Section 145 of the General Corporation Law of Delaware, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities or other matters referred to in or covered by said section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person.

          TWELFTH: The personal liability of the directors of the Corporation is hereby eliminated to the fullest extent permitted by paragraph (7) of subsection b of Section 102 of the General Corporation Law of Delaware, as the same may be amended and supplemented.

          IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of March, 1999.

                                         /s/ Thomas C. Letsou
                                         ----------------------------------
                                         Thomas C. Letsou, Esq.
                                         incorporator

                           CERTIFICATE OF AMENDMENT

                                      OF

                         CERTIFICATE OF INCORPORATION

                                      OF

                              CKG MEDIA.COM, INC.
                           (a Delaware corporation)

It is hereby certified that:

     1. The name of the corporation (hereinafter called the "Corporation") is CKG Media.com, Inc.

     2. The certificate of incorporation of the Corporation is hereby amended and restated by striking out all of Article Fourth thereof and by substituting in lieu of said Article the following new Article Fourth:

               "FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is fifty five million (55,000,000) shares, consisting of (i) five million (5,000,000) shares of preferred stock, par value $.001 per share (the "Preferred Stock"), (ii) forty two million five hundred thousand (42,500,000) shares of common stock, par value $.001 per share (the "Common Stock"), and (iii) seven million five hundred thousand (7,500,000) shares of Class A common stock, par value $.001 per share (the "Class A Common Stock"). The Preferred Stock may be issued from time to time in one or more series with such designations, preferences and relative, participating, optional or other rights, qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions providing for the issuance of such series adopted by the Board of Directors of the corporation from time to time, pursuant to the authority herein given, without any further vote or action on the part of the stockholders. A copy of such resolution or resolutions adopted by the Board of Directors shall be set forth in a Certificate made, executed, acknowledged and filed in the manner required by the General Corporate Law of the State of Delaware in order to make such resolution or resolutions effective. Each series shall consist of such number of shares as shall be stated and expressed in such resolution or resolutions providing for the issuance of the stock of such series. All shares of any one series of Preferred Stock shall be alike in every particular way."

     3. The amendment of the amended certificate of incorporation herein certified has been duly adopted and written consent has been given in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

     4. The effective time of the amendment herein certified shall be May 25, 1999.

Signed on May 24, 1999



                              /s/ Richard Glassberg
                              -----------------------------------------
                              Richard Glassberg
                              Chairman and Chief Executive Officer

                           CERTIFICATE OF AMENDMENT

                                      OF

                         CERTIFICATE OF INCORPORATION

                                      OF

                              CKG MEDIA.COM, INC.
                           (a Delaware corporation)

                           (pursuant to section 242)


It is hereby certified that:

     1. The name of the corporation (hereinafter called the "Corporation") is CKG Media.com, Inc.

     2. The certificate of incorporation of the Corporation is hereby amended and restated by striking out all of Article Fourth thereof and by substituting in lieu of said Article of following new Article Fourth:

               "FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is one hundred fifteen million (115,000,000) shares, consisting of (i) twenty eight million (28,000,000) shares of preferred stock, par value $.001 per share (the "Preferred Stock"), (ii) sixty million (60,000,000) shares of common stock, par value $.001 per share (the "Common Stock"), and (iii) twenty seven million (27,000,000) shares of Class A common stock, par value $.001 per share (the "Class A Common Stock"). The Preferred Stock may be issued from time to time in one or more series with such designations, preferences and relative, participating, optional or other rights, qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions providing for the issuance of such series adopted by the Board of Directors of the corporation from time to time, pursuant to the authority herein given, without any further vote or action on the part of the stockholders. A copy of such resolution or resolutions adopted by the Board of Directors shall be set forth in a Certificate made, executed, acknowledged and filed in the manner required by the General Corporate Law of the State of Delaware in order to make such resolution or resolutions effective. Each series shall consist of such number of shares as shall be stated and expressed in such resolution or resolutions providing for the issuance of the stock of such series. All shares of any one series of Preferred Stock shall be alike in every particular way."

     The effective time of the amendment herein certified shall be August 10, 1999.


Signed on August 10, 1999.


                                           /s/ Richard Glassberg
                                           -------------------------------------
                                           Richard Glassberg
                                           Chairman and Chief Executive Officer

                           CERTIFICATE OF AMENDMENT

                                      OF

                         CERTIFICATE OF INCORPORATION

                                      OF

                              CKG MEDIA.COM, INC.
                           (a Delaware corporation)

It is hereby certified that:

     1. The name of the corporation (hereinafter called the "Corporation") is CKG Media.com, Inc.

     2. The certificate of incorporation is hereby amended and restated by striking out all of Article Fifth thereof and by substituting in lieu of said Article the following new Article Fifth:

               "FIFTH:  (a)   Each share of the Class A Common Stock shall be
                              entitled to ten (10) votes per share. Upon the earlier to occur of (a) the Closing of the Corporation's initial public offering of equity securities pursuant to Section 5 of the Securities
                              Act and (b) a "Liquidation Event" as hereinafter defined, all issued and authorized shares of Class
                              A Common Stock shall automatically become issued and authorized shares of Common Stock and all options, warrants, convertible securities, or any other derivative securities exercisable for or convertible into shares of Class A Common Stock shall automatically become exercisable for or convertible into shares of Common Stock, and the Company shall no longer be authorized to issue any additional shares of Class A Common Stock except as may be authorized by the stockholders of the Company, subject to the provisions of Section 1.4 of the Securityholders' Agreement (the
                              "Securityholders Agreement"), dated as of
                              August 16, 1999, among the Corporation, Vector
                              Capital II, L.P., Richard E. Glassberg, Robert E.
                              Chmiel, R. Scott Ford, Thomas Mannion, Jason
                              Liebowitz, Matthew Spangler and each of the parties listed on Schedule A attached thereto.
                              "Liquidation Event" shall mean (i) any
                              liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, or (ii) a transaction or series of transactions with another private entity resulting in a merger, purchase or consolidation of the Corporation and within twelve (12) months after the closing of such merger, purchase or consolidation, Richard Glassberg is not the chief executive officer of the surviving entity and the Investors and the Founding Stockholders (as such terms are defined in the Securityholders'
                              Agreement) do not, upon the closing of such merger, purchase or consolidation, collectively hold a controlling equity interest in the surviving entity, or (iii) a transaction or series of transactions with a public entity resulting in a merger, purchase or consolidation of the Corporation with such public entity involving all or substantially all of the Corporation's assets, or (iv) the consummation of an initial public offering under Section 5 of the Securities Act of 1933, as amended, of the equity securities of the surviving entity referred to in clause (ii) immediately preceding, or (v) upon a "change in control" in the Company (as defined in Section
                              1.4(d)(i) or 1.4 (d)(ii) of the Securityholders'
                              Agreement, but not as defined in Section
                              1.4(d)(iii) of the Securityholders' Agreement), or
                              (vi) the merger or consolidation by the
                              Corporation with or into any other corporation.

                        (b) Each share of Common Stock shall be entitled to one (1) vote per share.

                        (c) Any matter for which the vote of the common stockholders is required shall be subject to the vote of all holders of Class A Common Stock and all holders of Common Stock, it being expressly understood and agreed that the holders of Class A Common Stock and the holders of Common Stock shall have that number of votes per share in connection with all matters subject to a stockholder vote as set forth in this Article Fifth."

     3. The amendment of the amended certificate of incorporation herein certified has been duly adopted and written consent has been given in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

     The effective time of the amendment herein certified shall be August 13, 1999.

Signed on August 13, 1999


                                        /s/ Robert Chmiel
                                        ----------------------------------------
                                        Robert Chmiel, President

              CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS

                                      OF

                      SERIES A REDEEMABLE PREFERRED STOCK

                                      OF

                              CKG MEDIA.com, INC.

     CKG Media.com, Inc. (d/b/a Phase2Media), a corporation organized and existing under the General Corporation Law of the State of Delaware, (the "Company" or the "Corporation"), does hereby certify that the Board of Directors of the Corporation duly adopted a resolution by written consent of sole director in lieu of a meeting dated as of August 13, 1999, and that such resolution has not been amended, modified, or rescinded, and is now in full force and effect providing for the designations, preferences and relative, participating, optional or other rights, and the qualifications, limitations or restrictions thereof, of certain shares of the Corporation's preferred stock, which resolution is as follows:

     RESOLVED, that pursuant to the authority conferred upon the Board of Directors by Article Fourth of the Corporation's Certificate of Incorporation of the Corporation, and pursuant to the provisions of Section 151 of the General Corporation Law of the State of Delaware, the rights, preferences and designations of certain shares of the authorized and unissued shares of preferred stock shall hereafter be as follows:

     Section 1. Designation. One Hundred Fifty Thousand (150,000) shares, having a par value of $.001 per share, of the Corporation's preferred stock are hereby designated as Series A Preferred Stock (the "Series A Preferred Stock"). The rights, preferences, privileges, qualifications, limitations and restrictions of the Series A Preferred Stock are set forth in Sections 2 through 6 of this Resolution. The rights, preferences, privileges and qualifications, limitations and restrictions of the remaining shares of the Corporation's preferred stock shall be determined by the Board of Directors, from time to time after the date of the adoption of this Resolution, pursuant to the provisions of Article Fourth of the Corporation's Certificate of Incorporation.

     Section 2. Dividends. The holders of the Series A Preferred Stock are entitled to receive cumulative dividends, payable solely in additional shares of the Company's Series A Preferred Stock, at a rate equal to 9% per annum of the "Liquidation Preference" of the Series A Preferred Stock as set forth in Section 5 below. The dividend is payable annually within ten (10) business days after each December 31st of each year, commencing December 31, 1999 (each, a "Dividend Payment Date"). Dividends shall be paid only with respect to shares of Series A Preferred Stock actually issued and outstanding on a Dividend Payment Date and to the holders of record as of the Dividend Payment Date. Dividends shall accrue from the first day of each calendar year in which such dividend may be payable, except with respect to the dividend payable with respect to the first Dividend Payment Date, in which event dividends shall accrue from August 16, 1999. Each holder of Series A Preferred Stock shall receive shares (or fractional shares, if appropriate) of Series A Preferred Stock equal to 9% multiplied by the aggregate Liquidation Preference of all of the Series A Preferred Stock owned by each such holder on the applicable Dividend Payment Date; provided however, that with respect to the
                                  -------- -------
dividend payable on the first Dividend Payment Date, such dividend shall be calculated in the manner set forth in this sentence and shall also be multiplied by a fraction, the numerator of which shall be the number of days that elapsed commencing August 16, 1999, through and including December 31, 1999, and the denominator of which shall be 365.

     Section 3.     Redemption Rights.

                    (a) Redemption in Connection with an Initial Public
                        -----------------------------------------------
Offering. All shares of Series A Preferred Stock that are issued and outstanding
--------
shall be redeemable, in whole or in part, at the sole option of each holder, on the date on which a registration statement on Form S-1 relating to an initial public offering of the Company's equity securities is declared effective by the Staff of the Securities and Exchange Commission under Section 5 of the Securities Act of 1933, as amended and the rules and regulations promulgated thereunder (the "Securities Act") and no stop order, withdrawal or suspension of the effectiveness of such registration statement thereafter occurs (the "IPO Date"). The Company shall give each holder of Series A Preferred Stock notice, in accordance with the provisions of Section 3(e) below, of the IPO Date, as soon as practicable, but in no event any later than upon the IPO Date.

                    In the event that any holder elects to exercise its redemption rights pursuant to this Section 3(a), any such holder shall be required to deliver a "Redemption Notice" (in accordance with, and as that term is defined in, Section 3(c) below), within sixty (60) days subsequent to the later to occur of the (x) IPO Date and (y) the date on which such holder is given notice of the IPO Date (the "Redemption Period"). In the event that a holder does not deliver a Redemption Notice during the Redemption Period, such holder shall not be entitled to exercise its redemption right under this Section 3(a) except during each sixty (60) day period subsequent to each and every successive twelve (12) month anniversary date of the IPO Date until such time as such holder has had all of its shares of Series A Preferred Stock redeemed hereunder. The per share redemption price of the Series A Preferred Stock shall be the Liquidation Preference of the Series A Preferred Stock, plus any accrued but unpaid dividends outstanding as of the date of the applicable Redemption Notice. All accrued and unpaid dividends paid in connection with any redemption in accordance with this Section 3(a) shall be in cash.

                    (b) Other Redemption Rights.  In addition to Section 3(a)
                        -----------------------
above, each holder of the Series A Preferred Stock shall, at its sole option, be entitled to redeem, in whole or in part, one-third of the Series A Preferred Stock that it beneficially owns on each of the fourth anniversary date (the "First Redemption Date"), the fifth anniversary date (the "Second Redemption Date") and the sixth anniversary date (the "Final Redemption Date") of the closing of the Securities Purchase Agreement (the "Securities Purchase Agreement"), dated as of August 16, 1999, between the Company, Vector Capital II, L.P. ("Vector") and each of the parties listed on Schedule A and Schedule B attached thereto. Each of the First Redemption Date, the Second Redemption Date and the Final Redemption Date are sometimes hereinafter collectively referred to as a "Redemption Date." In the event that a holder of Series A Preferred Stock does not fully exercise its redemption rights on any Redemption Date, any such unexercised redemption rights shall be cumulative, such that the holder shall be entitled to exercise on each and every successive Redemption Date (each, a "Successive Redemption Date") those redemption rights, in whole or in part, that the holder previously had the right to effect but did not exercise, plus those
                                                                    ----
redemption rights first available to the holder on each such Successive Redemption Date.

                    In the event that any holder elects to exercise its redemption rights pursuant to this Section 3(b), such holder is required to deliver a Redemption Notice in accordance with the provisions of Section 3(c) below within thirty (30) days prior to a Redemption Date (each, a "Section 3(b) Redemption Period"). In the event a holder does not deliver a Redemption Notice with respect to all of its rights of redemption relative to a particular Redemption Date within the Section 3(b) Redemption Period, the unexercised redemption rights shall accumulate to the next successive Redemption Date as set forth in the immediately preceding paragraph in this Section 3(b); provided
                                                                   --------
however, that in the event that a holder does not deliver a Redemption Notice
-------
with respect to its rights of redemption relative to the Final Redemption Date within the Section 3(b) Redemption Period, the holder shall not be entitled to exercise any additional redemption rights under this Section 3(b) except during the Section 3(b) Redemption Period with respect to each and every successive twelve (12) month anniversary date of the Final Redemption Date until such time as such holder has had all of its shares of Series A Preferred Stock redeemed hereunder. The per share redemption price of the Series A Preferred Stock for all redemption rights provided for in this Section 3(b) shall be the Liquidation Preference, plus any accrued but unpaid dividends outstanding as of the date of the applicable Redemption Notice. All accrued and unpaid dividends paid in connection with any redemption in accordance with this Section 3(b) shall be in cash.

                    (c) Mechanics of Redemption.  Any holder of Series A
                        -----------------------
Preferred Stock who wishes to exercise its redemption rights pursuant to paragraphs (a) and/or (b) of this Section 3, must surrender the certificate therefor at the principal executive office of the Corporation, and give written notice, which may be via facsimile transmission, to the Corporation at its principal executive office setting forth the number of shares of Series A Preferred Stock that the holder elects to redeem (the "Redemption Notice"). No Redemption Notice with respect to any shares of Series A Preferred Stock can be given prior to the time that such shares of Series A Preferred Stock are eligible for redemption in accordance with the provisions of Section 3(a) or (b) above. Any such premature Redemption Notice shall automatically be null and void. The Corporation shall, within ten (10) business days after receipt of an appropriate and timely Redemption Notice (the "Redemption Deadline") deliver to such holder of Series A Preferred Stock the Per Share Redemption Price multiplied by the number of shares of Series A Preferred Stock that are being redeemed in United States currency by cash or delivery of a certified check or bank draft payable to the order of the holder or by wire transfer to the holder. Such redemption shall be deemed to have been made only after both the certificate(s) for the shares of Series A Preferred Stock to be redeemed have been surrendered and the Redemption Notice is received by the Corporation (the "Redemption Documents"). In the event that the Redemption Notice is sent via facsimile transmission, the Corporation shall be deemed to have received such Redemption Notice on the first business day on which such facsimile Redemption Notice is actually received, provided that the necessary certificates are actually received by the Corporation within three (3) business days thereafter. Any shares not redeemed shall continue to be entitled to dividends and other rights, preferences, privileges and restrictions until such shares are redeemed. In case fewer than the total number of shares represented by any certificate are redeemed, a new certificate representing the number of unredeemed shares shall be issued to the holder thereof without cost to such holder within 5 days after surrender of the certificate representing the redeemed shares.

                    (d) No Impairment.  The Corporation will not, by amendment
                        -------------
of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all of the provisions of this Section 3 and in the taking of all such action as may be necessary or appropriate in order to protect the redemption rights of the holders of the Series A Preferred Stock against impairment. The provisions of this paragraph (d) may be waived by the affirmative vote of the holders of at least a majority of the then outstanding shares of Series A Preferred Stock voting together as a single class and taken in advance of any action that would conflict with this paragraph (d).

                    (e) Notices.  Except as otherwise specified herein to the
                        -------
contrary, all notices, requests, demands and other communications required or desired to be given hereunder shall only be effective if given in writing by hand, by certified or registered mail, return receipt requested, postage prepaid, or by U.S. express mail service, or by private overnight mail service (e.g. Federal Express), or by facsimile transmission. Any such notice shall be deemed to have been given (a) on the business day actually received if given by hand or facsimile transmission, (b) on the business day immediately subsequent to mailing, if sent by U.S. express mail service or private overnight mail service, or (c) three (3) business days following the mailing thereof, if mailed by certified or registered mail, postage prepaid, return receipt requested, and all such notices shall be sent to the following addresses (or to such other address or addresses as a party may have advised the other in the manner provided herein):

               If to the Company:

                    Mr. Richard Glassberg
                    CKG Media.com, Inc.
                    420 Lexington Avenue
                    New York, NY 10170

               with copies simultaneously by like means to:

                    Andrew M. Chonoles, Esq.
                    Zukerman Gore & Brandeis, LLP
                    900 Third Avenue
                    New York, NY  10022

               If to a holder of Series A Preferred Stock, to the address of such holder as set forth in the Securities Purchase Agreement.

                    (f) Business Day.  As used herein, the term "business day"
                        ------------
shall mean any day other than a Saturday, Sunday or a day when the federal and state banks located in the State of New York are required or permitted to close.

     Section 4. Voting Rights. The holders of the Series A Preferred Stock shall have only those voting rights provided by the Delaware General Corporation Law (the "Delaware Law") and those voting rights expressly set forth in this
Section 4 and in Section 6(b) below and in Section 1.1 and Section 1.4 of the Securityholders' Agreement. To the extent that under Delaware Law the vote of the holders of the Series A Preferred Stock, voting separately as a class or series as applicable, is required to authorize a given action of the Corporation, the affirmative vote or consent of the holders of at least a majority of the shares of the Series A Preferred Stock represented at a duly held meeting at which a quorum is present or by written consent of a majority of the shares of Series A Preferred Stock (except as otherwise may be required under Delaware Law and the applicable provisions of the Securityholders' Agreement) shall constitute the approval of such action by the class. Holders of the Series A Preferred Stock shall be entitled to notice of (and copies of proxy materials and other information sent to shareholders) all shareholder meetings or written consents with respect to which they would be entitled to vote, which notice would be provided pursuant to the Corporation's by-laws and applicable statutes.

     Section 5. Liquidation Preference. The holders of shares of Series A Preferred Stock will be entitled to receive, in the event of (a) any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, or (b) a transaction or series of transactions with another private entity resulting in a merger, purchase or consolidation of the Company and within twelve (12) months after the closing of such merger, purchase or consolidation, Richard Glassberg ("Glassberg") is not the chief executive officer of the surviving entity and the

Investors and the Founding Stockholders (as such terms are defined in the Securityholders Agreement) do not, upon the closing of such merger, purchase or consolidation, collectively hold a controlling equity interest in the surviving entity, or (c) a transaction or series of transactions with a public entity resulting in a merger, purchase or consolidation of the Company with such public entity involving all or substantially all of the Company's assets, or(d) upon the initial public offering under Section 5 of the Securities Act of 1933, as amended, of the equity securities of the surviving entity referred to in clause
(b) immediately preceding, or (e) upon a "change in control" in the Company (as defined in Section 1.4(d)(i) or 1.4 (d)(ii) of the Securityholders Agreement, but not as defined in Section 1.4(d)(iii) of the Securityholders Agreement) (each, a "Liquidation Event"), out of or to the extent of the net assets of the Corporation legally available for such distribution, before any distributions are made with respect to any Common Stock or any stock ranking junior to the Series A Preferred Stock, and parri passu with the Company's Series B
                              ----- -----
Convertible Preferred Stock (the "Liquidation Assets"), $1,000 per share (the "Liquidation Preference"), plus any accrued but unpaid dividends as of the date of such Liquidation Event, payable in cash (such dividends together with the Liquidation Preference shall be called the "Liquidation Amount"), provided,
                                                                  --------
however, that in the event of a Liquidation Event described in clause (b), (c),
-------
(d) or (e) of this Section 5, each holder of shares of Series A Preferred Stock shall have the option to retain their shares of Series A Preferred Stock and defer their right to receive their respective Liquidation Amount.

             In the event the Corporation has insufficient Liquidation Assets to permit full payment to all holders of Series A Preferred Stock of their respective Liquidation Amounts, the Corporation shall distribute the Liquidation Assets allocable to the Series A Preferred Stock pro rata to each holder of Series A Preferred Stock based upon their respective Liquidation Amounts (the "Available Liquidation Amount"). After payment of the full amount of the Liquidation Amount or the Available Liquidation Amount, as the case may be, to each holder of Series A Preferred Stock, said holders will not be entitled to any further participation in any distribution of assets by the Corporation.

     Section 6.     Restrictions and Limitations.

                    (a) Subject to Section 1.4 of the Securityholders' Agreement, shares of Series A Preferred Stock acquired by the Corporation by reason of purchase, conversion, redemption or otherwise shall be cancelled and retired and shall become authorized but unissued shares of Series A Preferred Stock, which may be reissued as part of a new series of preferred stock hereafter created under Article Fourth of the Certificate of Incorporation.

                    (b) So long as shares of Series A Preferred Stock remain outstanding, the Corporation shall not, without the affirmative vote of the holders of at least a majority of the then outstanding shares of Series A Preferred Stock voting together as a separate class, amend the terms of this Resolution. The holders of the outstanding shares of the Series A Preferred Stock shall be entitled to vote as a separate class upon a proposed amendment of the Certificate of Incorporation if the amendment would alter or change the powers, preferences or special rights of the shares of Series A Preferred Stock so as to affect the holders of such shares adversely.

                    (c) The Corporation shall not redeem or otherwise acquire any shares of Series A Preferred Stock other than pursuant to Section 3 hereof unless such alternative redemption or acquisition opportunity is made available to all holders of Series A Preferred Stock on a pro rata basis after 20 days prior written notice to such holder.

     IN WITNESS WHEREOF, the Company has caused this Certificate to be signed by its Chief Executive Officer and attested by its Secretary this 13th day of August, 1999.

                                      CKG MEDIA.com, INC.


                                      By:/s/ Richard E. Glassberg
                                         -------------------------------------
                                         Name: Richard E. Glassberg
                                         Title: Chairman/CEO



Attest:


/s/ Robert Chmiel
----------------------------
Name: Robert Chmiel
Title: Sec.

STAMP

              CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS

                                      OF

                     SERIES B CONVERTIBLE PREFERRED STOCK

                                      OF

                              CKG MEDIA.com, INC.

  CKG Media.com, Inc. (d/b/a Phase2Media), a corporation organized and existing under the General Corporation Law of the State of Delaware, (the "Company" or the "Corporation"), does hereby certify that the Board of Directors of the Corporation duly adopted a resolution by written consent of sole director in lieu of a meeting dated as of August 13, 1999, and that such resolution has not been amended, modified, or rescinded, and is now in full force and effect providing for the designations, preferences and relative, participating, optional or other rights, and the qualifications, limitations or restrictions thereof, of certain shares of the Corporation's preferred stock, which resolution is as follows:

  RESOLVED, that pursuant to the authority conferred upon the Board of Directors by Article Fourth of the Corporation's Restated Certificate of Incorporation of the Corporation, and pursuant to the provisions of Section 151 of the General Corporation Law of the State of Delaware, the rights, preferences and designations of certain shares of the authorized and unissued shares of preferred stock shall hereafter be as follows:

  Section 1. Designation. Twenty-Three Million (23,000,000) shares, having a par value of $.001 per share, of the Corporation's preferred stock are hereby designated as Series B Convertible Preferred Stock (the "Series B Preferred Stock"). The rights, preferences, privileges, and qualifications, limitations and restrictions of the Preferred Stock are set forth in Sections 2 through 7 of this Resolution. The rights, preferences, privileges and qualifications, limitations and restrictions of the remaining shares of the Corporation's preferred stock shall be determined by the Board of Directors, from time to time after the date of the adoption of this Resolution, pursuant to the provisions of Article Fourth of the Corporation's Restated Certificate of Incorporation.

  Section 2. No Dividends. The holders of the Series B Preferred Stock shall not be entitled to any dividends; provided, however, that no dividends shall
                                  --------  -------
be declared or paid on the Common Stock or Class A Common Stock unless the same amount and form of such dividends on the Common Stock and/or Class A Common Stock is also declared or paid, as the case may be, on then-outstanding shares of Series B Preferred Stock, on an as-converted to Common Stock or Class A Common Stock basis.

  Section 3. Conversion. Subject to the provisions of this Section 3 below, the holders of the Series B Preferred Stock shall have the right to convert each of its shares of Series B Preferred Stock (the "Conversion Rights") into such number of fully paid and nonassessable shares of the Company's common stock, par value $.001 per share (the "Common Stock"), determined in accordance with the provisions set forth in this Section 3.

          (a) Right to Convert and Sell.  The Series B Preferred Stock shall be
              -------------------------
convertible by the holder thereof at any time and from time to time, in whole or in part, at any time subsequent to the earlier of (i) the "Second Closing Date" (as that term is defined in that certain Securities Purchase Agreement dated as of August 16, 1999 by and among the Company, Vector Capital II, L.P. and each of the parties listed on Schedule A and Schedule B to such Securities Purchase Agreement (the "Purchase Agreement") or (ii) the expiration of the right of the "Investors" (as that term is defined in the Purchase Agreement), or the waiver of such right by the Investors, to effect a "Second Closing" (as that term is defined in the Purchase Agreement) in accordance with the provisions of Section
6.17 of the Purchase Agreement. Each share of Series B Preferred Stock issued in connection with the Initial Closing shall be convertible into such number of fully paid and nonassessable shares of Common Stock or Class A Common Stock as is obtained by dividing $.036166365 by the then-effective Conversion Price.
The Conversion Price per share of Series B Preferred Stock issued in connection with the Initial Closing shall initially be $.036166365, subject to adjustment from time to time. The "Initial Conversion Price" for each share of Series B Preferred Stock issued at any "Supplemental Initial Closing" (as that term is defined in the Purchase Agreement") and at the Second Closing shall be an amount per share of Common Stock equal to the quotient obtained by dividing the aggregate number of shares of Common Stock originally issuable upon conversion of all shares of Series B Preferred Stock issued at any Supplemental Initial Closing and at the Second Closing as specified in Section 3(c) below by the aggregate purchase price paid for such shares of Series B Preferred Stock. The number of shares of Common Stock or Class A Common Stock into which each share of Series B Preferred Stock issued in connection with the Second Closing shall be convertible shall be obtained by dividing the purchase price for such share by the Initial Conversion Price for such share, provided, that the number of
                                                --------
shares of Common Stock or Class A Common Stock so obtained shall be adjusted by multiplying such number by a fraction, the numerator of which is such Initial Conversion Price and the denominator of which is the Conversion Price (defined below) in effect on the date of conversion. The Conversion Price for any share of Series B Preferred Stock issued at any Supplemental Initial Closing and upon the Second Closing shall initially be the Initial Conversion Price for such shares, subject to adjustment from time to time. Notwithstanding anything set forth herein to the contrary, in the event that a holder exercises its right to convert any shares of Series B Preferred Stock pursuant to Section 3(a) hereof, and at the time of such holder's exercise of such right, there are shares of the Company's Class A Common Stock, par value $.001 per share, issued and outstanding (the "Class A Common Stock"), the Series B Preferred Stock to be converted shall be converted into shares of Class A Common Stock.

               (b) Automatic Conversion.  All unconverted shares of Series B
                   --------------------
Preferred Stock shall automatically be converted into shares of the Company's Common Stock upon (i) the Company's closing of a "Qualified Initial Public Offering" as hereinafter defined, or (ii) upon the affirmative vote of holders who beneficially own, either actually or on an as converted basis, at least fifty percent (50%) of the shares of Common Stock or Class A Common Stock into which the Series B Preferred Stock is convertible. For the avoidance of doubt, only holders of Common Stock and Class A Common Stock who hold or on as an converted basis are deemed to hold such shares as the result of an actual conversion of Series B Preferred Stock shall be included in the vote referred to in clause (ii) of the prior sentence. As used herein, the phrase "Qualified Initial Public Offering" shall mean the first underwritten public offering and sale of shares of the Company's Common Stock, on a firm commitment basis, registered pursuant to Section 5 of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, which offering and sale results in (i) the listing for trading on a nationally recognized stock market, or the reporting on a nationally recognized automated quotation system, of the equity securities of the Company, (ii) the receipt by the Company of at least Twenty Million Dollars ($20,000,000) in gross proceeds, and (iii) the aggregate "Market Value," as that term is hereinafter defined, of the shares of Common Stock issued and issuable upon conversion of the Series B Preferred Stock, plus
                                                                           ----
the aggregate Liquidation Preference of all of the issued and outstanding shares of the Company's Series A Redeemable Preferred Stock (the "Series A Preferred Stock") held by the Investors, is equal to at least five (5) times the aggregate "Initial Purchase Price" and "Balance of the Purchase Price" (if any) actually paid by the Investors for the "Preferred Stock"(as that term is defined in the Purchase Agreement). As used herein, the term "Market Value" shall have the meaning ascribed to it in that certain Securityholders' Agreement dated as of August 16, 1999 by and among CKG Media.com, Inc. (d/b/a Phase2Media), Vector Capital II, L.P., Richard E. Glassberg, Robert E. Chmiel, R. Scott Ford, Thomas Mannion, Jason Liebowitz, Matthew Spangler and each of the parties listed on Schedule A annexed thereto (the "Securityholders' Agreement").

               (c)  Shares Originally Issuable.
                    --------------------------

                    (i) In the event that the Investors effect the "Initial
                        Closing" (as that term is defined in the Purchase Agreement) and the Second Closing, then the shares of Series B Preferred Stock purchased by the Investors at the Initial Closing (without taking into account any shares issued at a Supplemental Initial Closing) shall initially be convertible into 11,668,300. The shares of Series B Preferred Stock purchased by the Investors at any Supplemental Initial Closings (assuming that at such Supplemental Initial Closing the Investors purchase all of the shares eligible to be purchased at all Supplemental Initial Closings) shall initially be convertible into such number of shares of the Company's Common Stock that equals an aggregate of

                        11.125% of the Company's issued and outstanding Common Stock and Class A Common Stock on a fully diluted basis as of the "Initial Closing Date" (as that term is defined in the Purchase Agreement). The number of shares of Series B Preferred Stock purchased by the Investors at the Second Closing (assuming that at such Second Closing the Investors purchase all of the shares eligible to be purchased at the Second Closing) shall initially be convertible into such number of shares of the Company's Common Stock that equals an aggregate twelve and one-half percent (12.5%) of the Company's issued and outstanding Common Stock on a fully diluted basis as of the "Second Closing Date" (as that term is defined in the Purchase Agreement). As used in this
                        Section 3, the term fully-diluted basis shall mean (i) all issued and outstanding shares, including treasury shares, of the Company's Common Stock and the Company's Class A Common Stock; (ii) all shares of Common Stock or Class A Common Stock issuable upon the conversion of Series B Preferred Stock or upon the conversion of any other convertible debt or equity securities of the Company, and (iii) all shares of Common Stock or Class A Common Stock issuable upon the execution of any warrants, options, reserved for issuance or set aside in the Option Plan or any other rights of any nature whatsoever (whether or not vested) including but not limited to any employee, consultant or director stock option plan.

                   (ii) In the event that the Company fails to achieve the Gross
                        Margin Milestone, but the Investors nonetheless effect the Second Closing for some or all of the Balance of the Purchase Price, then the shares of Series B Preferred Stock purchased at any such Second Closing shall be convertible into such number of shares of Common Stock based upon the "Second Closing Percentage" (as that term is hereinafter defined) of the Company's issued and outstanding Common Stock on a fully-diluted basis as of the Second Closing. As used herein, the term Second Closing Percentage shall mean the product of twelve and one-half percent (12.5%) multiplied by a fraction, the numerator of which is the actual aggregate sums paid by the Investors at the Second Closing and the denominator of which is the Balance of the Purchase Price.

                  (iii) In the event that the Company achieves the Gross Margin
                        Milestone in accordance with the provisions of Section
                        6.16 of the Purchase Agreement, but the Investors nevertheless fail to effect the Second Closing for at least Two Million Eight Hundred Thousand Dollars ($2,800,000), the Company shall thereafter have the right to exercise its redemption right set forth in
                        Section 5(a) below, in which event the Company shall have the right to redeem for par 20% of the 11,668,300 shares of the Series B Preferred Stock issued at the Initial Closing and 20% of any shares of Series B Preferred Stock issued at any Supplemental Initial Closing.

          (d) Mechanics of Conversion.  Any holder of Series B Preferred Stock
              -----------------------
who wishes to exercise its Conversion Rights pursuant to this Section 3, must surrender the certificate therefor at the principal executive office of the Corporation, and give written notice, which may be via facsimile transmission, to the Corporation at its principal executive office that it elects to convert same (the "Conversion Notice"). No Conversion Notice with respect to any shares of Series B Preferred Stock can be given prior to the time that such shares of Series B Preferred Stock are eligible for conversion in accordance with the provisions of Section 3(a) above. Any such premature Conversion Notice shall automatically be null and void. The Corporation shall, within five (5) business days after receipt of an appropriate and timely Conversion Notice, issue to such holder of Series B Preferred Stock a certificate for the number of shares of Common Stock to which the holder shall be entitled. Such conversion shall be deemed to have been made only after both the certificate for the shares of Series B Preferred Stock to be converted have been surrendered and the Conversion Notice is received by the Corporation (the "Conversion Documents"), and the person entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Common Stock at and after such time. In the event that the Conversion Notice is sent via facsimile transmission, the Corporation shall be deemed to have received such Conversion Notice on the first business day on which such facsimile Conversion Notice is actually received, provided that the necessary certificates are actually received by the Corporation within three (3) business days thereafter.

          (e) Adjustments for Combinations or Subdivisions of Common Stock.  In
              ------------------------------------------------------------
the event that the Corporation at any time or from time to time while shares of Series B Preferred Stock are issued and outstanding shall effect a subdivision of the outstanding shares of Common Stock or Class A Common Stock into a greater number of shares of Common Stock or Class A Common Stock (by stock split, reclassification or otherwise, other than by payment of a dividend in Common Stock or Class A Common Stock or in any right to acquire Common Stock or Class A Common Stock), or if the outstanding shares of Common Stock or Class A Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, then the Conversion Price in effect immediately before such event shall, concurrently with the effectiveness of such event, be proportionately decreased or increased, as appropriate.

          (f) Adjustments for Reclassification and Reorganization.  In the event
              ---------------------------------------------------
that the Common Stock issuable upon conversion of the Series B Preferred Stock shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for in paragraph (e) of this Section 3), then concurrently with the effectiveness of such reorganization or reclassification, the Series B Preferred Stock shall be convertible into, in lieu of the number of shares of Common Stock which the holders would otherwise have been entitled to receive, a number of shares of such other class or classes of stock equivalent to the number of shares of Common Stock that would have been subject to receipt by the holders upon conversion of the Series B Preferred Stock immediately before that change.

          (g) Issuance of Additional Shares of Common Stock.  In case the
              ---------------------------------------------
Company at any time or from time to time after the date of the Initial Closing shall issue or sell Additional Shares of Common Stock or Class A Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 3(i) or 3(j) without consideration or for a consideration per share less than the Conversion Price in effect immediately prior to such issuance or sale, then, and in each such case, such Conversion Price shall be reduced, concurrently with such issuance or sale, to a price (calculated to the nearest
 .00000001 of a cent) determined by multiplying such Conversion Price by a fraction

          (A) the numerator of which shall be (i) the number of shares of Common
                                               -
     Stock and Class A Common Stock outstanding immediately prior to such issue or sale plus (ii) the number of shares of Common Stock or Class A Common
                   --
     Stock which the aggregate consideration received by the Company for the total number of such Additional Shares of Common Stock so issued or sold would purchase at the Conversion Price, and

          (B) the denominator of which shall be the number of shares of Common Stock and Class A Common Stock outstanding immediately after such issue or sale,

     provided that, for the purposes of this Section 3(g), (x) immediately
     --------                                               -
     after any Additional Shares of Common Stock are deemed to have been issued pursuant to Section 3(i) or 3(j), such Additional Shares shall be deemed to be outstanding, and (y) treasury shares shall not be deemed to be
                          -
     outstanding.

          (h) Dividends and Distributions.  In case the Company at any time or
              ---------------------------
from time to time after the date hereof shall declare, order, pay or make a dividend or other distribution (including, without limitation, any distribution of other or additional stock or other securities or property or Options by way of dividend or spin-off) on the Common Stock or the Class A Common Stock, other than a dividend payable in Additional Shares of Common Stock, then, and in each such case adequate provision shall be made so that each holder of Series B Preferred Stock shall receive a pro rata share of such dividend based upon the maximum number of shares of Common Stock at the time issuable to such holder.

          (i) Treatment of Options and Convertible Securities.  In case the
              -----------------------------------------------
Company at any time or from time to time after the date hereof shall issue, sell, grant or assume, or shall fix a record date for the determination of holders of any class of securities entitled to receive, any Options or Convertible Securities (other than any shares of Series B Preferred Stock to be issued pursuant to the Purchase Agreement), then, and in each such case, the maximum number of Additional Shares of Common Stock or Class A Common Stock (as set forth in the instrument relating thereto, without regard to any provisions contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock or Class A Common Stock issued as of the time of such issue, sale, grant or assumption or, in case such a record date shall have been fixed, as of the close of business on such record date (or, if the Common Stock trades on an ex-dividend basis, on the date prior to the commencement of ex-dividend trading), provided that such Additional Shares of
                                      --------
Common Stock or Class A Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Section 3(k)) of such shares would be less than the Conversion Price in effect on the date of and immediately prior to such issue, sale, grant or assumption or immediately prior to the close of business on such record date (or, if the Common Stock trades on an ex-dividend basis, on the date prior to the commencement of ex-dividend trading), as the case may be, and provided, further, that in any such case in
                                  --------  -------
which Additional Shares of Common Stock are deemed to be issued

          (i) no further adjustment of the Conversion Price shall be made upon the subsequent issue or sale of Convertible Securities or shares of Common Stock upon the exercise of such Options or the conversion or exchange of such Convertible Securities;

          (ii) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Company, or decrease in the number of Additional Shares of Common Stock or Class A Common Stock issuable, upon the exercise, conversion or exchange thereof (by change of rate or otherwise), the Conversion Price computed upon the original issue, sale, grant or assumption thereof (or upon the occurrence of the record date, or date prior to the commencement of ex-dividend trading, as the case may be, with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options, or the rights of conversion or exchange under such Convertible Securities, which are outstanding at such time;

          (iii) upon the expiration (or purchase by the Company and cancellation or retirement) of any such Options which shall not have been exercised or the expiration of any rights of conversion or exchange under any such Convertible Securities which (or purchase by the Company and cancellation or retirement of any such Convertible Securities the rights of conversion or exchange under which) shall not have been exercised, the Conversion Price computed upon the original issue, sale, grant or assumption thereof (or upon the occurrence of the record date, or date prior to the commencement of ex-dividend trading, as the case may be, with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration (or such cancellation or retirement, as the case may be), be recomputed as if:

                   (x) in the case of Options for Common Stock or Class A Common or Convertible Securities, the only Additional Shares of Common Stock or Class A Common Stock issued or sold were the Additional Shares of Common Stock, if any, actually issued or sold upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the Company for the issue, sale, grant or assumption of all such Options, whether or not exercised, plus the consideration actually received by the Company upon such exercise, or for the issue or sale of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the Company upon such conversion or exchange, and

                   (y) in the case of Options for Convertible Securities, only the Convertible Securities, if any, actually issued or sold upon the exercise of such Options were issued at the time of the issue, sale, grant or assumption of such Options, and the consideration received by the Company for the Additional Shares of Common Stock or Class A Common Stock deemed to have then been issued was the consideration actually received by the Company for the issue, sale, grant or assumption of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Company (pursuant to Section 3(k)) upon the issue or sale of such Convertible Securities with respect to which such Options were actually exercised;

          (iv) no readjustment pursuant to subdivision (ii) or (iii) above shall have the effect of increasing the Conversion Price by an amount in excess of the amount of the adjustment thereof originally made in respect of the issue, sale, grant or assumption of such Options or Convertible Securities; and

          (v) in the case of any such Options which expire by their terms not more than 30 days after the date of issue, sale, grant or assumption thereof, no adjustment of the Conversion Price shall be made until the expiration or exercise of all such Options, whereupon such adjustment shall be made in the manner provided in subdivision (iii) above.

          (j) Treatment of Stock Dividends.  In case the Company at any time or
              ----------------------------
from time to time after the date hereof shall declare or pay any dividend on the Common Stock or Class A Common Stock payable in Common Stock or Class A Common Stock, then, and in each such case, Additional Shares of Common Stock or Class A Common Stock shall be deemed to have been issued, immediately after the close of business on the record date for the determination of holders of any class of securities entitled to receive such dividend.

          (k) Computation of Consideration.  For the purposes of this Section 3,
              ----------------------------


       (i) the consideration for the issue or sale of any Additional Shares of Common Stock shall, irrespective of the accounting treatment of such consideration,

            (x) insofar as it consists of cash, be computed at the net amount of cash received by the Company,

            (y) insofar as it consists of property (including securities) other than cash, be computed at the fair value thereof at the time of such issue or sale, as determined in good faith by the Board of Directors of the Company, and

            (z) in case Additional Shares of Common Stock or Class A Common Stock are issued or sold together with other stock or securities or other assets of the Company for a consideration which covers both, be the portion of such consideration so received, computed as provided in clauses (x) and (y) above, allocable to such Additional Shares of Common Stock, all as determined in good faith by the Board of Directors of the Company;

       (ii) Additional Shares of Common Stock or Class A Common Stock deemed to have been issued pursuant to Section 3(h), relating to Options and Convertible Securities, shall be deemed to have been issued for a consideration per share determined by dividing

            (x) the total amount, if any, received and receivable by the Company as consideration for the issue, sale, grant or assumption of the Options or Convertible Securities in question, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration to protect against dilution) payable to the Company upon the exercise in full of such Options or the conversion or exchange of such Convertible Securities or, in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such

        Convertible Securities, in each case computing such consideration as provided in the foregoing subdivision (i), by

            (y) the maximum number of shares of Common Stock or Class A Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number to protect against dilution) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities; and

        (iii) Additional Shares of Common Stock or Class A Common Stock deemed to have been issued pursuant to Section 3(j), relating to stock dividends, etc., shall be deemed to have been issued for no consideration.

          (l) Definitions.  As used herein, unless the context otherwise
              -----------
requires, the following terms have the following respective meanings:

          Additional Shares of Common Stock:  All shares (including treasury
          ---------------------------------
shares) of Common Stock or Class A Common Stock issued or sold (or, pursuant to
Section 3(e), 3 (f), 3(g), 3(i), or 3(j) hereof, deemed to be issued) by the Company after the date hereof, whether or not subsequently reacquired or retired by the Company, other than

     (a) shares issued upon the exercise of the Series B Preferred Stock,

     (b) shares issued upon the exercise of options granted or to be granted under the Company's stock option plans as in effect on the date of the Initial Closing as contemplated by Section 2.4 of the Purchase Agreement, and

     (c) such additional number of shares as may become issuable upon the exercise of any of the securities referred to in the foregoing clauses (a) and
(b) by reason of adjustments required pursuant to anti-dilution provisions applicable to such securities as in effect on the date hereof, in order to reflect any subdivision or combination of Common Stock, by reclassification or otherwise, or any dividend on Common Stock payable in Common Stock.

     Convertible Securities:  Any evidences of indebtedness, shares of stock
     ----------------------
(other than Common Stock) or other securities directly or indirectly convertible into or exchangeable for Additional Shares of Common Stock.

          (m) No Impairment.  The Corporation will not, by amendment of its
              -------------
Restated Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all of the provisions of this Section 3 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series B Preferred Stock against impairment. The provisions of this paragraph (m) may be waived by the affirmative vote of the holders of at least a majority of the then outstanding shares of Series B Preferred Stock voting together as a single class and taken in advance of any action that would conflict with this paragraph (m).

          (n) Notice of Adjustments.  Upon the occurrence of each adjustment or
              ---------------------
readjustment of any Conversion Ratio pursuant to this Section 3, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series B Preferred Stock a notice setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series B Preferred Stock, furnish to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Price then in effect and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of such holder's shares.

          (o) Notices of Record Date.  If the Corporation shall propose at any
              ----------------------
time: (i) to effect any reclassification or recapitalization of its Common Stock outstanding involving a change in the Common Stock other than one as to which adjustments of the Conversion Ratio will be made under paragraph (e) of this
Section 3; or (ii) to merge or consolidate with or into any other corporation, or sell all or substantially all of its assets, or to liquidate, dissolve or wind up; then, in connection with such event, the Corporation shall send to the holders of the Series B Preferred Stock at least twenty (20) days' prior written notice of the date when the same shall take place (and specifying the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon the occurrence of such event).

          (p) Issue Taxes.  The Corporation shall pay any and all issue and
              -----------
other taxes that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of Series B Preferred Stock pursuant hereto; provided, however, that the Corporation shall not be obligated to pay any
--------  -------
transfer taxes resulting from any transfer to a person other than the holder of record on any record date if requested by any holder in connection with any such conversion.

          (q) Reservation of Stock Issuable Upon Conversion.  The Corporation
              ---------------------------------------------
shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series B Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series B Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series B Preferred Stock, the Corporation will take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to its Restated Certificate of Incorporation.

          (r) Fractional Shares.  No fractional shares of Common Stock shall be
              -----------------
issued upon the conversion of any share or shares of Series B Preferred Stock. All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one share of Series B Preferred Stock by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional share. If, after the aforementioned aggregation, the conversion would result in the issuance of a fractional share of Common Stock, such fractional share shall be rounded either up or down to the nearest whole share, as the Corporation shall decide, and if such fractional share is rounded down, the Corporation shall pay cash to the Series B Preferred Stockholder in an amount equal to any fractional percentage rounded down multiplied by the then effective Conversion Price.

          (s) Notices.  Except as otherwise specified herein to the contrary,
              -------
all notices, requests, demands and other communications required or desired to be given hereunder shall only be effective if given in writing by hand, by certified or registered mail, return receipt requested, postage prepaid, or by U.S. express mail service, or by private overnight mail service (e.g. Federal Express), or by facsimile transmission. Any such notice shall be deemed to have been given (a) on the business day actually received if given by hand or facsimile transmission, (b) on the business day immediately subsequent to mailing, if sent by U.S. express mail service or private overnight mail service, or (c) three (3) business days following the mailing thereof, if mailed by certified or registered mail, postage prepaid, return receipt requested, and all such notices shall be sent to the following addresses (or to such other address or addresses as a party may have advised the other in the manner provided herein):

         If to the Company:

               Mr. Richard E. Glassberg
               CKG Media.com, Inc.
               420 Lexington Avenue
               New York, NY 10170

         with copies simultaneously by like means to:

               Andrew M. Chonoles, Esq.
               Zukerman Gore & Brandeis, LLP
               900 Third Avenue
               New York, NY  10022

          If to a holder of Series B Preferred Stock, to the address of such holder as set forth in such the Purchase Agreement.

                (t) Business Day. As used herein, the term "business day" shall
                    ------------
mean any day other than a Saturday, Sunday or a day when the federal and state banks located in the State of New York are required or permitted to close.

     Section 4. Voting Rights. The holders of the Series B Preferred Stock shall have only those voting rights provided by the Delaware General Corporation Law (the "Delaware Law"), and those voting rights expressly set forth in this
Section 4 and in Section 7(b) below and in Section 1.1 and Section 1.4 of the Securityholders' Agreement. To the extent that under Delaware Law the vote of the holders of the Series B Preferred Stock, voting separately as a class or series as applicable, is required to authorize a given action of the Corporation, the affirmative vote or consent of the holders of at least a majority of the shares of the Series B Preferred Stock represented at a duly held meeting at which a quorum is present or by written consent of a majority of the shares of Series B Preferred Stock (except as otherwise may be required under Delaware Law and under the applicable provisions of the Securityholders' Agreement) shall constitute the approval of such action by the class. To the extent that under Delaware Law the holders of the Series B Preferred Stock are entitled to vote on a matter with holders of Common Stock, voting together as one class, each share of Series B Preferred Stock shall be entitled to a number of votes equal to the number of shares of Common Stock into which it is then convertible using the record date for the taking of such vote of stockholders as the date as of which the Conversion Price is calculated and conversion is effected. Holders of the Series B Preferred Stock shall be entitled to notice of (and copies of proxy materials and other information sent to shareholders) all shareholder meetings or written consents with respect to which they would be entitled to vote, which notice would be provided pursuant to the Corporation's by-laws and applicable statutes.

     Section 5. Right of Redemption.

          (a) In the event that notwithstanding the Company's achieving the Gross Margin Milestone in accordance with the provisions set forth in Section
6.17 of the Purchase Agreement, the Investors do not effect a Second Closing under the Purchase Agreement, then the Company shall have the right, for the period of 180 days subsequent to the date that the Second Closing was to have occurred pursuant to the provisions of Section 1.1(b) of the Purchase Agreement, to repurchase 20% of the Series B Preferred Stock purchased by each of the Investors in the Initial Closing for an aggregate purchase price equal to the par value of all of the Series B Preferred Stock being repurchased pursuant to this Section 5(a) (the "Repurchase Price"), provided that prior to the
                                               --------
Company's exercise of the right described above, the Investors shall have the right to effect the Second Closing upon 10 days prior written notice. The Company shall effect its repurchase right under this Section 5(a) by giving written notice thereof to Vector Capital II, L.P., which written notice shall be accompanied by a check in the amount of the Repurchase Price, and upon the giving of said Repurchase Notice and the tendering of the

Repurchase Price, the Company shall be automatically and irrevocably deemed to have repurchased 20% of the Series B Preferred Stock purchased by the Investors at the Initial Closing without any further action required on behalf of the Company or the Investors. The Investors, upon receipt of the Repurchase Notice, shall deliver to the Company a certificate or certificates representing the repurchased securities. In the event the Investors deliver to the Company a certificate or certificates representing more than the amount of Series B Preferred Stock which the Company is repurchasing pursuant to the provisions of this Section 5(a), then the Company shall reissue to the Investors without cost to the Investors a new certificate representing such excess amount of Series B Preferred Stock within five days after surrender of the certificate representing the redeemed shares.

          (b) In the event and to the extent that any holder of the Series B Preferred Stock is also a holder of the Company's Series A Preferred Stock, and such holder effects its right of redemption pursuant to Section 3(b) of the Certificate of Designations, Preferences and Rights of the Company's Series A Preferred Stock (the "Series A Certificate of Designation"), within 30 days prior to each of the "First Redemption Date," the "Second Redemption Date," and the "Final Redemption Date" (as each of those terms are defined in the Series A Certificate of Designation), the Company shall have the right to redeem from each such holder a portion of Series B Preferred Stock owned by the holder in an amount equal to, on a pro rata basis, the amount of such holder's Series A
                      --- ----
Preferred Stock that is being redeemed pursuant to Section 3(b) of the Series A Certificate of Designation (a "Section 3(b) Redemption"). By way of example, in the event that a holder is redeeming one-third (1/3) of the Series A Preferred Stock beneficially owned by such holder pursuant to a Section 3(b) Redemption, in such event, the Company shall have the right to redeem one-third of the Series B Preferred Stock beneficially owned by such holder in accordance with the provisions of this Section 5(b). Any shares of Series B Preferred Stock redeemed by the Company pursuant to this Section 5(b) shall be repurchased at a per share price equal to the Liquidation Amount of the Series B Preferred Stock as set forth in Section 6 below (the "Series B Repurchase Price"). The Company shall effect any repurchase pursuant to this Section 5(b) by given written notice thereof to Vector Capital II, L.P., (the "Series B Repurchase Notice"), which written notice shall also be accompanied by a check or checks representing the aggregate Series B Repurchase Price, and upon the giving of said Series B Repurchase Notice, the Company shall automatically and irrevocably be deemed to have repurchased the shares of Series B Preferred Stock set forth in the Repurchase Notice without any further action required on behalf of the Company or the holders of the Series B Preferred Stock. The holders of the Series B Preferred Stock whose shares of Series B Preferred Stock are being redeemed shall, upon receipt of the Series B Repurchase Notice, deliver to the Company a certificate or certificates representing the repurchased securities. In the event any such Series B Preferred Stockholder delivers to the Company a certificate or certificates representing more than the amount of Series B Preferred Stock which the Company is redeeming pursuant to the provisions of this Section 5(b), then the Company shall reissue without cost to the Investors to such holder a new certificate representing such excess amount of Series B Preferred Stock within five days after surrender of the certificate representing the redeemed shares.

          Notwithstanding anything set forth in this Section 5(b) to the contrary, Company's right of redemption under this Section 5(b) shall automatically terminate upon the closing of the Company's Qualified Initial Public Offering.

          Section 6.    Liquidation Preference.   The holders of shares of
Series B Preferred Stock will be entitled to receive, in the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, out of or to the extent of the net assets of the Corporation legally available for such distribution, before any distributions are made with respect to any Common Stock or any stock ranking junior to the Series B Preferred Stock, and pari passu with the Company's Series A Redeemable Preferred
                     ---- -----
Stock (the "Liquidation Assets"), $.036166365 per share (the "Liquidation Preference"), plus any accrued but unpaid dividends outstanding as of the date of such Liquidation Event, payable in cash (such dividends together with the Liquidation Preference shall be called the "Liquidation Amount"). In the event the Corporation has insufficient Liquidation Assets to permit full payment to all holders of Series B Preferred Stock of their respective Liquidation Amounts, the Corporation shall distribute the Liquidation Assets allocable to the Series B Preferred Stock pro rata to each holder of Series B Preferred Stock based upon their respective Liquidation Amounts (the "Available Liquidation Amount"). After payment of the full amount of the Liquidation Amount or the Available Liquidation Amount, as the case may be, to each holder of Series B Preferred Stock, said holders will not be entitled to any further participation in any distribution of assets by the Corporation.

          Notwithstanding anything set forth herein to the contrary, the provisions of this Section 6 shall no longer be applicable subsequent to the Company's closing of a Qualified Initial Public Offering.

          Section 7.    Restrictions and Limitations.

          (a) Subject to Section 1.4 of the Securityholders' Agreement, Shares of Series B Preferred Stock acquired by the Corporation by reason of purchase, conversion, redemption or otherwise shall be retired and shall become authorized but unissued shares of preferred stock, which may be reissued as Series B Preferred Stock or as part of a new series of preferred stock hereafter created under Article Fourth of the Restated Certificate of Incorporation.

          (b) So long as shares of Series B Preferred Stock remain outstanding, the Corporation shall not, without the affirmative vote of the holders of at least a majority of the then outstanding shares of Series B Preferred Stock voting together as a separate class, amend the terms of this Resolution. The holders of the outstanding shares of the Preferred Stock shall be entitled to vote as a separate class upon a proposed amendment of the Restated Certificate of Incorporation if the amendment would alter or change the powers, preferences or special rights of the shares of Series B Preferred Stock so as to affect the holders of such shares adversely.

          IN WITNESS WHEREOF, the Company has caused this Certificate to be signed by its Chief Executive Officer and attested by its Secretary this 13th day of August, 1999.

                                             CKG MEDIA.com, INC.


                                             By: /s/ Richard S. Glassberg
                                                -------------------------
                                                Name: Richard S. Glassberg
                                                Title: Chairman/Ceo

Attest:



/s/ Robert Chmiel
------------------------------------
Name:  Robert Chmiel
Title: Secretary

                           CERTIFICATE OF AMENDMENT

                                      OF

                         CERTIFICATE OF INCORPORATION

                                      OF

                              CKG MEDIA.com, INC.
                           (a Delaware corporation)


It is hereby certified that:

     1. The name of the corporation (hereinafter called the "Corporation") is CKG Media.com, Inc.

     2. The certificate of incorporation of the Corporation is hereby amended and restated by striking out all of Article Fourth thereof and by substituting in lieu of said Article the following new Article Fourth:

               "FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is one hundred thirty five million (135,000,000) shares, consisting of (i) thirty eight million (38,000,000) shares of preferred stock, par value $.001 per share (the "Preferred Stock"), (ii) seventy million (70,000,000) shares of common stock, par value $.001 per share (the "Common Stock"), and (iii) twenty seven million (27,000,000) shares of Class A common stock, par value $.001 per share (the "Class A Common Stock"). The Preferred Stock may be issued from time to time in one or more series with such designations, preferences and relative, participating, optional or other rights, qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions providing for the issuance of such series adopted by the Board of Directors of the corporation from time to time, pursuant to the authority herein given, without any further vote or action on the part of the stockholders. A copy of such resolution or resolutions adopted by the Board of Directors shall be set forth in a Certificate made, executed, acknowledged and filed in the manner required by the General Corporate Law of the State of Delaware in order to make such resolution or resolutions effective. Each series shall consist of such number of shares as shall be stated and expressed in such resolution or resolutions providing for the issuance of the stock of such series. All shares of any one series of Preferred Stock shall be alike in every particular way."

     3. The amendment of the amended certificate of incorporation herein certified has been duly adopted and written consent has been given in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

     The effective time of the amendment herein certified shall be August 25, 1999.


Signed on August 25, 1999


                                           /s/ Richard Glassberg
                                           -------------------------------------
                                           Richard Glassberg
                                           Chairman and Chief Executive Officer

               CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS

                                      OF

                     SERIES C CONVERTIBLE PREFERRED STOCK

                                      OF

                              CKG MEDIA.com, INC.

     CKG Media.com, Inc. (d/b/a Phase2Media), a corporation organized and existing under the General Corporation Law of the State of Delaware, (the "Company" or the "Corporation"), does hereby certify that the Board of Directors of the Corporation duly adopted the following resolution by unanimous written consent of the directors in lieu of a meeting dated as of August 25, 1999, and that such unanimous written consent has not been amended, modified, or rescinded, and is now in full force and effect providing for the designations, preferences and relative, participating, optional or other rights, and the qualifications, limitations or restrictions thereof, of certain shares of the Corporation's preferred stock, which resolution is as follows:

     RESOLVED, that pursuant to the authority conferred upon the Board of Directors by Article Fourth of the Corporation's Restated Certificate of Incorporation of the Corporation, and pursuant to the provisions of Section 151 of the General Corporation Law of the State of Delaware, the rights, preferences and designations of certain shares of the authorized and unissued shares of preferred stock shall hereafter be as follows:

     Section 1. Designation. Nine Million Seven Hundred and Fifty Thousand (9,750,000) shares, having a par value of $.001 per share, of the Corporation's preferred stock are hereby designated as Series C Convertible Preferred Stock (the "Series C Preferred Stock"). The rights, preferences, privileges, and qualifications, limitations and restrictions of the Preferred Stock are set forth in Sections 2 through 6 of this Resolution. The rights, preferences, privileges and qualifications, limitations and restrictions of the remaining shares of the Corporation's preferred stock shall be determined by the Board of Directors, from time to time after the date of the adoption of this Resolution, pursuant to the provisions of Article Fourth of the Corporation's Restated Certificate of Incorporation.

     Section 2. No Dividends. The holders of the Series C Preferred Stock shall not be entitled to any dividends; provided, however, that no dividends
                                        --------  -------
shall be declared or paid on the Company's common stock, par value $.001 per share ("Common Stock") or Class A Common Stock, par value .001 per share (the "Class A Common Stock") or Series B Convertible Preferred Stock, par value $.001 per share ("Series B Preferred Stock") unless the same amount and form of such dividends on the Common Stock and/or Class A Common Stock and/or Series B Preferred Stock is also declared or paid, as the case may be, on then-outstanding shares of Series C Preferred Stock, on an as-converted to Common Stock basis.

    Section 3. Conversion. The holders of the Series C Preferred Stock shall have the right at any time and from time to time, in whole or in part, at any time after the Closing Date (as such term is defined in the Subscription and Purchase Agreement dated as of August 26, 1999 by and between the Corporation and the subscribers party thereto (the "Purchase Agreement")) to convert each of its shares of Series C Preferred Stock (the "Conversion Rights") into such number of fully paid and nonassessable shares of the Company's Common Stock, determined in accordance with the provisions set forth in this Section 3.

                (a)  Automatic Conversion. All unconverted shares of Series C
                     --------------------
Preferred Stock shall automatically be converted into shares of the Company's Common Stock upon (i) the Company's closing of a "Qualified Initial Public Offering" as hereinafter defined, or (ii) upon the affirmative vote of holders who beneficially own, either actually or on an as converted basis, at least fifty percent (50%) of the shares of Common Stock into which the Series C Preferred Stock is convertible. For the avoidance of doubt, only shares of Common Stock beneficially owned by holders of Common Stock who hold, or on as an converted basis are deemed to hold, such shares as the result of an actual conversion of Series C Preferred Stock shall be included in the vote referred to in clause (ii) of the prior sentence. As used herein, the phrase "Qualified Initial Public Offering" shall have the same meaning as ascribed to such phrase in the Company's Certificate of Designations, Preferences and Rights of the Company's Series B Preferred Stock.

                (b)  Shares Originally Issuable. The 9,750,000 shares of Series
                     --------------------------
C Preferred Stock herein designated shall initially be convertible, on a one-for-one basis, into 9,750,000 shares of the Company's Common Stock, which number of shares is subject to adjustment as provided in this Section 3.

                (c)  Mechanics of Conversion. Any holder of Series C Preferred
                     -----------------------
Stock who wishes to exercise its Conversion Rights pursuant to this Section 3, must surrender the certificate therefor at the principal executive office of the Corporation, and give written notice, which may be via facsimile transmission, to the Corporation at its principal executive office that it elects to convert same (the "Conversion Notice"). No Conversion Notice with respect to any shares of Series C Preferred Stock can be given prior to the time that such shares of Series C Preferred Stock are eligible for conversion in accordance with the provisions of Section 3(a) above. Any such premature Conversion Notice shall automatically be null and void. The Corporation shall, within five (5) business days after receipt of an appropriate and timely Conversion Notice, issue to such holder of Series C Preferred Stock a certificate for the number of shares of Common Stock to which the holder shall be entitled. Such conversion shall be deemed to have been made only after both the certificate for the shares of Series C Preferred Stock to be converted have been surrendered and the Conversion Notice is received by the Corporation (the "Conversion Documents"), and the person entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Common Stock at and after such time. In the event that the Conversion

Notice is sent via facsimile transmission, the Corporation shall be deemed to have received such Conversion Notice on the first business day on which such facsimile Conversion Notice is actually received, provided that the necessary certificates are actually received by the Corporation within three (3) business days thereafter.

                    (d)  Adjustments for Combinations or Subdivisions of Common
                         ------------------------------------------------------
Stock.  In the event that the Corporation at any time or from time to time while
-----
shares of Series C Preferred Stock are issued and outstanding shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by stock split, reclassification or otherwise, other than by payment of a dividend in Common Stock or Class A Common Stock or in any right to acquire Common Stock or Class A Common Stock), or if the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, then the number of shares of Common Stock issuable upon the conversion of the Series C Preferred Stock shall, concurrently with the effectiveness of such event, be proportionately decreased or increased, as appropriate.

                    (e)  Adjustments for Reclassification and Reorganization.
                         ---------------------------------------------------
In the event that the Common Stock issuable upon conversion of the Series C Preferred Stock shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for in paragraph (d) of this Section 3), then concurrently with the effectiveness of such reorganization or reclassification, the Series C Preferred Stock shall be convertible into, in lieu of the number of shares of Common Stock which the holders would otherwise have been entitled to receive, a number of shares of such other class or classes of stock equivalent to the number of shares of Common Stock that would have been subject to receipt by the holders upon conversion of the Series C Preferred Stock immediately before that change.

                    (f)  Dividends and Distributions.  In case the Company at
                         ---------------------------
any time or from time to time after the date hereof shall declare, order, pay or make a dividend or other distribution (including, without limitation, any distribution of other or additional stock or other securities or property by way of dividend or spin-off) on the Common Stock including but not limited to dividends payable in additional shares of Common Stock, then, and in each such case adequate provision shall be made so that each holder of Series C Preferred Stock shall receive a pro rata share of such dividend based upon the maximum number of shares of Common Stock at the time issuable to such holder.

                    (g)  No Impairment.  The Corporation will not, by amendment
                         -------------
of its Restated Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all of the provisions of this Section 3 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series C

Preferred Stock against impairment. The provisions of this paragraph (g) may be waived by the affirmative vote of the holders of at least a majority of the then outstanding shares of Series B Preferred Stock voting together as a single class and taken in advance of any action that would conflict with this paragraph
(g).

               (h)  Notice of Adjustments. Upon the occurrence of each
                    ---------------------
adjustment or readjustment of the number of shares of Common Stock issuable upon conversion of the Series C Preferred pursuant to this Section 3, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series C Preferred Stock a notice setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series C Preferred Stock, furnish to such holder a like certificate setting forth (i) such adjustments and readjustments, and (ii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of such holder's shares, after giving effect to any such adjustments or readjustment.

               (i)  Notices of Record Date. If the Corporation shall propose at
                    ----------------------
any time: (i) to effect any reclassification or recapitalization of its Common Stock outstanding involving a change in the Common Stock other than one as to which adjustments will be made under paragraph (d) of this Section 3; or (ii) to merge or consolidate with or into any other corporation, or sell all or substantially all of its assets, or to liquidate, dissolve or wind up; then, in connection with such event, the Corporation shall send to the holders of the Series C Preferred Stock at least twenty (20) days' prior written notice of the date when the same shall take place (and specifying the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon the occurrence of such event).

               (j)  Issue Taxes. The Corporation shall pay any and all issue and
                    -----------
other taxes that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of Series C Preferred Stock pursuant hereto; provided, however, that the Corporation shall not be obligated to pay any
--------  -------
transfer taxes resulting from any transfer to a person other than the holder of record on any record date if requested by any holder in connection with any such conversion.

               (k)  Reservation of Stock Issuable Upon Conversion. The
                    ---------------------------------------------
Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series C Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series C Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series C Preferred Stock, the Corporation will promptly take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to its Restated Certificate of Incorporation.

          (l)  Fractional Shares.  No fractional shares of Common Stock shall
               -----------------
be issued upon the conversion of any share or shares of Series C Preferred Stock. All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one share of Series C Preferred Stock by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional share. If, after the aforementioned aggregation, the conversion would result in the issuance of a fractional share of Common Stock, such fractional share shall be rounded either up or down to the nearest whole share, as the Corporation shall decide, and if such fractional share is rounded down, the Corporation shall pay cash to the Series C Preferred Stockholder in an amount equal to any fractional percentage rounded down multiplied by the then price per share of Common Stock as determined in good faith by the Company's Board of Directors.

          (m)  Notices.  Except as otherwise specified herein to the contrary,
               -------
all notices, requests, demands and other communications required or desired to be given hereunder shall only be effective if given in writing by hand, by certified or registered mail, return receipt requested, postage prepaid, or by U.S. express mail service, or by private overnight mail service (e.g. Federal Express), or by facsimile transmission. Any such notice shall be deemed to have been given (a) on the business day actually received if given by hand or facsimile transmission (b) on the business day immediately subsequent to mailing, if sent by U.S. express mail service or private overnight mail service, or (c) three (3) business days following the mailing thereof, if mailed by certified or registered mail, postage prepaid, return receipt requested, and all such notices shall be sent to the following addresses (or to such other address or addresses as a party may have advised the other in the manner provided herein):

     If to the Company:

          Mr. Richard E. Glassberg
          CKG Media.com, Inc.
          420 Lexington Avenue
          New York, NY 10170

     with copies simultaneously by like means to:

          Andrew M. Chonoles, Esq.
          Zukerman Gore & Brandeis, LLP
          900 Third Avenue
          New York, NY 10022

               If to a holder of Series C Preferred Stock, to the address of such holder as set forth in such Purchase Agreement.

                    (n)  Business Day. As used herein, the term "business day"
                         ------------
shall mean any day other than a Saturday, Sunday or a day when the federal and state banks located in the State of New York are required or permitted to close.

     Section 4. Voting Rights. The holders of the Series C Preferred Stock shall have only those voting rights provided by the Delaware General Corporation Law (the "Delaware Law"), and those voting rights expressly set forth in this
Section 4 and in Section 6(b) below. To the extent that under Delaware Law the vote of the holders of the Series C Preferred Stock, voting separately as a class or series as applicable, is required to authorize a given action of the Corporation, the affirmative vote or consent of the holders of at least a majority of the shares of the Series C Preferred Stock represented at a duly held meeting at which a quorum is present of by written consent of a majority of the shares of Series C Preferred Stock (except as otherwise may be required under Delaware Law) shall constitute the approval of such action by the class. To the extent that under Delaware Law the holders of the Series C Preferred Stock are entitled to vote on a matter with holders of Common Stock, voting together as one class, each share of Series C Preferred Stock shall be entitled to a number of votes equal to the number of shares of Common Stock into which it is then convertible on the record date for the taking of such vote by stockholders. Holders of the Series C Preferred Stock shall be entitled to notice of (and copies of proxy materials and other information sent to stockholders) all stockholder meetings or written consents with respect to which they would be entitled to vote, which notice would be provided pursuant to the Corporation's by-laws and applicable statutes.

     Section 5. Liquidation Preference. The holders of shares of Series C Preferred Stock will be entitled to receive, in the event a "Liquidation Event" (as such term is defined in the Certificate of Designations, Preference and Rights of the Series B Convertible Preferred Stock par value $.001 per share of the Corporation) of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, out of or to the extent of the net assets of the Corporation legally available for such distribution, before any distributions are made with respect to any Class A Common Stock, Common Stock or any stock ranking junior to the Series C Preferred Stock, (the "Liquidation Assets"), $.3897 per share (the "Liquidation Preference"), plus any accrued but unpaid dividends outstanding as of the date of such Liquidation Event, payable in cash (such dividends together with the Liquidation Preference shall be called the "Liquidation Amount"). In the event the Corporation has insufficient Liquidation Assets to permit full payment to all holders of Series C Preferred Stock of their respective Liquidation Amounts, the Corporation shall distribute the Liquidation Assets allocable to the Series C Preferred Stock pro rata to each holder of Series C Preferred Stock based upon their respective Liquidation Amounts (the "Available Liquidation Amount"). After payment of the full amount of the Liquidation Amount or the Available Liquidation Amount, as the case may be, to each holder of Series C Preferred Stock, said holders will not be entitled to any further participation in any distribution of assets by the Corporation.

     Notwithstanding anything set forth herein to the contrary, the provisions of this Section 5 shall no longer be applicable subsequent to the Company's closing of a Qualified Initial Public Offering.

     Section 6.  Restrictions and Limitations.

          (a) Subject to Section 1.4 of that certain First Amended and Restated Securityholders' Agreement, dated as of August 26, 1999 by and among the Company, Vector Capital II, L.P., Richard E. Glassberg, Robert E. Chmiel, R. Scott Ford, Thomas Mannion, Jason Leibowitz and Mathew Spengler and each of the parties listed on Schedule A and Schedule B amended hereto, the shares of Series C Preferred Stock acquired by the Corporation by reason of purchase, conversion, redemption or otherwise shall be retired and shall become authorized but unissued shares of preferred stock, which may be reissued as Series C Preferred Stock or as part of a new series of preferred stock hereafter created under Article Fourth of the Restated Certificate of Incorporation.

          (b) So long as shares of Series C Preferred Stock remain outstanding, the Corporation shall not, without the affirmative vote of the holders of at least a majority of the then outstanding shares of Series C Preferred Stock voting together as a separate class, (i) amend the terms of this Certificate of Designation, Preferences and Rights, (ii) in any manner authorize, create, designate, issue or sell any class or series of capital stock (including any shares of treasury stock) or rights, options, warrants or other security convertible into or exercisable or exchangeable for capital stock or any debt security which by its terms is convertible or exchangeable for any equity security or has any other equity participating feature or any security that is a combination of debt and equity, which, in each case as to the equity or convertible component thereof, as to the payment of dividends, distribution of assets or redemption, is junior to the Company's Series A Redeemable Preferred Stock, par value $.001 per share, and/or the Company's Series B Preferred Stock. The holders of the outstanding shares of the Series C Preferred Stock shall be entitled to vote as a separate class upon a proposed amendment, alteration or repeal of any term or provision of the Restated Certificate of Incorporation or the Corporation's by-laws, if the amendment, alteration or repeal would alter or change the powers, preferences or special rights of the shares of Series C Preferred Stock so as to affect the holders of such shares adversely.

     IN WITNESS WHEREOF, the Company has caused this Certificate to be signed by its Chief Executive Officer and attested by its Secretary this 25th day of August, 1999.

                                          CKG MEDIA.com, INC.


                                          By: /s/ Richard Glassberg
                                             -------------------------------

Attest:

/s/ Robert Chmeil
-------------------------------
Secretary

                           CERTIFICATE OF CORRECTION

                                      OF

              CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS

                                      OF

                     SERIES C CONVERTIBLE PREFERRED STOCK

                                      OF

                              CKG MEDIA.com, INC.

It is hereby certified that:

1. The name of the corporation (hereinafter called the "Corporation") is CKG Media.com, Inc.

2. The Corporation's Certificate of Designations, Preferences And Rights of Series C Convertible Preferred Stock of the Corporation (the "Certificate of Designations"), which was filed by the Secretary of State of Delaware on August 25, 1999, is hereby corrected.

3. The inaccuracy to be corrected in section Six, subsection (b) of the Certificate of Designations, which provides for certain approval rights to the holders of the Series C Convertible Preferred Stock, is as follows:

               (b) So long as shares of Series C Preferred Stock remain outstanding, the Corporation shall not, without the affirmative vote of the holders of at least a majority of the then outstanding shares of Series C Preferred Stock voting together as a separate class, (i) amend the terms of this Certificate of Designation, Preferences and Rights, (ii) in any manner authorize, create, designate, issue or sell any class or series of capital stock (including any shares of treasury stock) or rights, options, warrants or other security convertible into or exercisable or exchangeable for capital stock or any debt security which by its terms is convertible or exchangeable for any equity security or has any other equity participating feature or any security that is a combination of debt and equity, which, in each case as to the equity or convertible component thereof, as to the payment of dividends, distribution of assets or redemption, is junior to the Company's Series A Redeemable Preferred Stock, par value $.001 per share, and/or the Company's Series B Preferred Stock. The holders of the outstanding shares of the Series C Preferred Stock shall be entitled to vote as a separate class upon a proposed amendment, alteration or repeal of any term or provision of the Restated Certificate of Incorporation or the Corporation's by-laws, if the amendment, alteration or repeal would alter or change the powers, preferences or special rights of the shares of Series C Preferred Stock so as to affect the holders of such shares adversely.

4. The portion of section Six, subsection (b) of the Certificate of Designations is corrected in its entirety is as follows:

               (b) So long as shares of Series C Preferred Stock remain outstanding, the Corporation shall not, without the affirmative vote of the holders of at least a majority of the then outstanding shares of Series C Preferred Stock voting together as a separate class, (i) amend the terms of this Certificate of Designation, Preferences and Rights, (ii) in any manner authorize, create, designate, issue or sell any class or series of capital stock (including any shares of treasury stock) or rights, options, warrants or other security convertible into or exercisable or exchangeable for capital stock or any debt security which by its terms is convertible or exchangeable for any equity security or has any other equity participating feature or any security that is a combination of debt and equity, which, in each case as to the equity or convertible component thereof, as to the payment of dividends, distribution of assets or redemption, is junior to the Company's Series A Redeemable Preferred Stock, par value $.001 per share, and/or the Company's Series B Preferred Stock and senior to the Company's Series C Preferred Stock. The holders of the outstanding shares of the Series C Preferred Stock shall be entitled to vote as a separate class upon a proposed amendment, alteration or repeal of any term or provision of the Restated Certificate of Incorporation or the Corporation's by-laws, if the amendment, alteration or repeal would alter or change the powers, preferences or special rights of the shares of Series C Preferred Stock so as to affect the holders of such shares adversely.

     IN WITNESS WHEREOF, the Company has caused this Certificate to be signed by its Chief Executive Officer and attested by its Secretary this 25th day of August, 1999.

                                          CKG MEDIA.com, INC.


                                          By: /s/ Richard Glassberg
                                             -------------------------------
                                              RICHARD GLASSBERG

Attest:

/s/ Robert Chmiel
-------------------------------
ROBERT CHMIEL
Secretary

                           CERTIFICATE OF AMENDMENT

                                      OF

              CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS

                                      OF

                     SERIES B CONVERTIBLE PREFERRED STOCK

                                      OF

                              CKG MEDIA.com, INC.
                           (a Delaware corporation)



It is hereby certified that:


1. The name of the corporation (hereinafter called the "Corporation") is CKG Media.com, Inc.

2. The Corporation's Certificate of Designations, Preferences and Rights of Series B Convertible Preferred Stock of the Corporation (the "Certificate of Designations"), is hereby amended by deleting section Three, subsection
     (a) of the Certificate of Designations in its entirety and by substituting in lieu of said section the following:

          (a)  Right to Convert and Sell.  The Series B Preferred Stock shall be
               -------------------------
          convertible by the holder thereof at any time and from time to time, in whole or in part, at any time subsequent to the earlier of (i) the "Second Closing Date" (as that term is defined in that certain Securities Purchase Agreement dated as of August 16, 1999 by and among the Company, Vector Capital II, L.P. and each of the parties listed on Schedule A and Schedule B to such Securities Purchase Agreement (the "Purchase Agreement") or (ii) the expiration of the right of the "Investors" (as that term is defined in the Purchase Agreement), or the waiver of such right by the Investors, to effect a "Second Closing" (as that term is defined in the Purchase Agreement) in accordance with the provisions of Section 6.17 of the Purchase Agreement. Each share of Series B Preferred Stock issued in connection with the Initial Closing (including the Supplemental Initial Closing) shall be convertible into such number of fully paid and nonassessable shares of Common Stock or Class A Common Stock as is obtained by dividing $.036166365 by the then-effective Conversion Price. The Conversion Price per share of Series B Preferred Stock issued in connection with the Initial Closing (including the Supplemental Initial Closing) shall initially be $.036166365, subject to adjustment from time to time. The Conversion Price for each share of Series B Preferred Stock issued at the Second Closing (the "Second Closing Conversion Price") shall be an amount per share of Common Stock equal to the quotient obtained by dividing the aggregate purchase price paid for the Series B Preferred Stock by the number of shares of Common Stock originally issuable upon conversion of all shares of Series B Preferred Stock issued at the Second Closing in accordance with Section 3(c) below. The number of shares of Common Stock or Class A Common Stock into which each share of Series B Preferred Stock issued in connection with the Second Closing shall be convertible shall be obtained by dividing the purchase price for such share by the Second Closing Conversion Price for such share, provided,
                                                                       --------
          that the number of shares of Common Stock or Class A Common Stock so obtained shall be adjusted by multiplying such number by a fraction, the numerator of which is such Second Closing Conversion Price and the denominator of which is the Conversion Price (defined below) in effect on the date of conversion. The Conversion Price for any share of Series B Preferred Stock issued upon the Second Closing shall initially be the Second Closing Conversion Price for such shares, subject to adjustment in accordance with the provisions of this
          Section 3 hereinbelow from time to time. Notwithstanding anything set forth herein to the contrary, in the event that a holder exercises its right to convert any shares of Series B Preferred Stock pursuant to
          Section 3(a) hereof, and at the time of such holder's exercise of such right, there are shares of the Company's Class A Common Stock, par value $.001 per share, issued and outstanding (the "Class A Common Stock"), the Series B Preferred Stock to be converted shall be converted into shares of Class A Common Stock.

3. The Certificate of Designations is further amended by deleting section Three, subsection (c)(i) of the Certificate of Designations in its entirety and by substituting in lieu of said section the following:

               (c)  Shares Originally Issuable
               --------------------------

               (i) In the event that the Investors effect the "Initial Closing" (as that term is defined in the Purchase Agreement) and the Second Closing, then the shares of Series B Preferred Stock purchased by the Investors at the Initial Closing (taking into account any shares issued at a Supplemental Initial Closing) shall initially be convertible into 16,590,000 shares of Common Stock or Class A Common Stock. The number of shares of Series B Preferred Stock purchased by the Investors at the Second Closing (assuming that at such Second Closing the Investors purchase all of the shares eligible to be purchased at the Second Closing) shall initially be convertible into such number of shares of the Company's Common Stock or Class A Common Stock that equals an aggregate twelve and one-half percent (12.5%) of the Company's issued and outstanding Common Stock on a fully diluted basis as of the "Second Closing Date" (as that term is defined in the Purchase Agreement). As used in this
                    Section 3, the term fully-diluted basis shall mean (i) all issued and outstanding shares, including treasury shares, of the Company's Common Stock and the Company's Class A Common Stock; (ii) all shares of Common Stock or Class A Common Stock issuable upon the conversion of Series B Preferred Stock or upon the conversion of any other convertible debt or equity securities of the Company, and (iii) all shares of Common Stock or Class A Common Stock issuable upon the execution of any warrants, options, reserved for issuance or set aside in the Option Plan or any other rights of any nature whatsoever (whether or not vested) including but not limited to any employee, consultant or director stock option plan.

4. The Certificate of Designations has been duly adopted and written consent has been given in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

          IN WITNESS WHEREOF, the undersigned has executed this Certificate this 12th day of October, 1999.



                                        /s/ Richard E. Glassberg
                                        -------------------------------
                                        Richard E. Glassberg
                                        Chief Executive Officer

                           CERTIFICATE OF AMENDMENT

                                      OF

                         CERTIFICATE OF INCORPORATION

                                      OF

                              CKG MEDIA.COM, INC.
                           (a Delaware corporation)


It is hereby certified that:

          1. The name of the corporation (hereinafter called the "Corporation") is CKG Media.com, Inc.

          2. The certificate of incorporation of the Corporation is hereby amended by striking out Article One hereof and by substituting in lieu of said Article the following new Article:

               "First: The name of the Corporation is Phase2Media, Inc."

          3. The amendment of the certificate of incorporation herein certified has been duly adopted and written consent has been given in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

          4. The effective time of the amendment herein certified shall be December 14, 1999.

Signed on December 14, 1999


                                        /s/ Richard Glassberg
                                        --------------------------------
                                        Richard Glassberg
                                        Chief Executive Officer

                           CERTIFICATE OF AMENDMENT

                                      OF

              CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS

                                      OF

                      SERIES A REDEEMABLE PREFERRED STOCK

                                      OF

                               PHASE2MEDIA, INC.
                           (a Delaware corporation)

It is hereby certified that:

1. The name of the corporation (hereinafter called the "Corporation") is Phase2Media, Inc.

2. The Corporation's Certificate of Designations, Preferences and Rights of Series A Redeemable Preferred Stock of the Corporation (the "Certificate of Designations"), is hereby amended by deleting the last two sentences of Section Two of the Certificate of Designations in its entirety hereby inserting in lieu thereof the following two sentences: "Dividends shall accrue on each share of Series A Preferred Stock from the first day of each calendar year in which such dividend may be payable, except with respect to the dividend payable with respect to the first Dividend Payment Date, in which event dividends shall accrue from the date on which such share of Series A Preferred Stock was originally issued to such holder of Series A Preferred Stock. Each holder of Series A Preferred Stock shall receive shares (or fractional shares, if appropriate) of Series A Preferred Stock equal to 9% multiplied by the aggregate Liquidation Preference of all Series A Preferred Stock owned by each such holder on the applicable Dividend Payment Date; provided however, that with respect to the dividend
                            -------- -------
     payable on each share of Series A Preferred Stock on the first Dividend Payment Date, such dividend shall be calculated in the manner set forth in this sentence, and shall also be multiplied by a fraction, the numerator of which shall be the number of days that elapsed commencing on the date such share of Series A Preferred Stock was originally issued to each holder of Series A Preferred Stock, through and including December 31, 1999, and the denominator of which shall be 365."

3. The Certificate of Designations has been duly adopted and written consent has been given in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, I have duly executed this certificate as of the 23rd day of December, 1999.



                                        /s/ Richard E. Glassberg
                                        ------------------------------
                                        Richard E. Glassberg
                                        Chief Executive Officer

                           CERTIFICATE OF AMENDMENT

                                      OF

              CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS

                                      OF

                     SERIES B CONVERTIBLE PREFERRED STOCK

                                      OF


                              PHASE2MEDIA, INC.

     It is hereby certified that:

     1. The name of the corporation (hereinafter called the "Corporation") is Phase2Media, Inc.

     2. The Certificate of Amendment has been duly adopted and written consent has been given in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

     3. The Corporation's Certificate of Designations, Preferences and Rights of Series B Convertible of the Corporation (the "Certificate of Designations"), is hereby deleted in its entirety and hereby amended and restated as follows:

     PHASE2MEDIA, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware, (the "Company" or the "Corporation"), does hereby certify that the Board of Directors of the Corporation duly adopted a resolution by unanimous written consent in lieu of a meeting dated as of December 22, 1999, and that such resolution has not been amended, modified, or rescinded, and is now in full force and effect providing for the designations, preferences and relative, participating, optional or other rights, and the qualifications, limitations or restrictions thereof, of certain shares of the Corporation's preferred stock, which resolution is as follows:

     RESOLVED, that pursuant to the authority conferred upon the Board of Directors by Article Fourth of the Corporation's Restated Certificate of Incorporation of the Corporation, and pursuant to the provisions of Section 151 of the General Corporation Law of the State of Delaware, the rights, preferences and designations of certain shares of the authorized and unissued shares of preferred stock shall hereafter be as follows:

     Section 1. Designation. Twenty-Three Million (23,000,000) shares, having a par value of $.001 per share, of the Corporation's preferred stock are hereby designated as Series B

Convertible Preferred Stock (the "Series B Preferred Stock"). The rights, preferences, privileges, and qualifications, limitations and restrictions of the Preferred Stock are set forth in Sections 2 through 7 of this Resolution. The rights, preferences, privileges and qualifications, limitations and restrictions of the remaining shares of the Corporation's preferred stock shall be determined by the Board of Directors, from time to time after the date of the adoption of this Resolution, pursuant to the provisions of Article Fourth of the Corporation's Restated Certificate of Incorporation.

     Section 2. No Dividends. The holders of the Series B Preferred Stock shall not be entitled to any dividends; provided, however, that no dividends
                                        --------  -------
shall be declared or paid on the Common Stock or Class A Common Stock unless the same amount and form of such dividends on the Common Stock and/or Class A Common Stock is also declared or paid, as the case may be, on then-outstanding shares of Series B Preferred Stock, on an as-converted to Common Stock or Class A Common Stock basis.

     Section 3. Conversion. Subject to the provisions of this Section 3 below, the holders of the Series B Preferred Stock shall have the right to convert each of its shares of Series B Preferred Stock (the "Conversion Rights") into such number of fully paid and nonassessable shares of the Company's common stock, par value $.001 per share (the "Common Stock"), determined in accordance with the provisions set forth in this Section 3.

                    (a)  Right to Convert and Sell. The Series B Preferred Stock
                         -------------------------
shall be convertible by the holder thereof at any time and from time to time, in whole or in part, at any time subsequent to the earlier of (i) the "Section Closing Date" (as that term is defined in that certain Securities Purchase Agreement dated as of August 16, 1999 by and among the Company, Vector Capital II, L.P. and each of the parties listed on Schedule A and Schedule B to such Securities Purchase Agreement (the "Purchase Agreement") or (ii) the expiration of the right of the "Investors" (as that term is defined in the Purchase Agreement), or the waiver of such right by the Investors, to effect a "Second Closing" (as that term is defined in the Purchaser Agreement) in accordance with the provisions of Section 6.17 of the Purchase Agreement. Each share of Series
B Preferred Stock issued in connection with the "Initial Closing" (as that term is defined in the Purchase Agreement), including any "Supplemental Initial Closing" (as that term is defined in the Purchase Agreement), shall be convertible into such number of fully paid and nonassessable shares of Common Stock or Class A Common Stock as is obtained by dividing $.036166365 by the then-effective Conversion Price. The Conversion Price per share of Series B Preferred Stock issued in connection with the Initial Closing (including the Supplemental Initial Closing) shall initially be $.036166365 (the "Initial Closing Conversion Price"), subject to adjustment from time to time. Each share of Series B Preferred Stock issued in connection with the Second Closing shall be convertible into fully paid and nonassessable shares of Common Stock or Class A Common Stock as is obtained by dividing $.063291139 by the then-effective Conversion Price. The Conversion Price for each share of Series B Preferred Stock issued at the Second Closing shall initially be $.063291139 (the "Second Closing Conversion Price"), subject to adjustment from time to time. Notwithstanding anything set forth herein to the contrary, in the event that a holder exercises its right to convert any shares of Series B Preferred Stock pursuant to Section 3(a) hereof (i.e., whether issued in connection with the Initial Closing or the Second Closing), and at the time of such holder's exercise of such right, there are shares of the Company's Class A Common Stock, par value $.001 per share, issued and outstanding (the "Class A Common Stock"), the Series B Preferred Stock to be converted shall be converted into shares of Class A Common Stock.

               (b)  Automatic Conversion. All unconverted shares of Series B
                    --------------------
Preferred Stock shall automatically be converted into shares of the Company's Common Stock upon (i) the Company's closing of a "Qualified Initial Public Offering" as hereinafter defined, or (ii) upon the affirmative vote of holders who beneficially own, either actually or on an as converted basis, at least fifty percent (50%) of the shares of Common Stock or Class A Common Stock into which the Series B Preferred Stock is convertible. For the avoidance of doubt, only holders of Common Stock and Class A Common Stock who hold or on as an converted basis are deemed to hold such shares as the result of an actual conversion of Series B Preferred Stock shall be included in the vote referred to in clause (ii) of the prior sentence. As used herein, the phrase "Qualified Initial Public Offering" shall mean the first underwritten public offering and sale of shares of the Company's Common Stock, on a firm commitment basis, registered pursuant to Section 5 of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, which offering and sale results in (i) the listing for trading on a nationally recognized stock market, or the reporting on a nationally recognized automated quotation system, of the equity securities of the Company, (ii) the receipt by the Company of at least Twenty Million Dollars ($20,000,000) in gross proceeds, and (iii) the aggregate "Market Value," as that term is hereinafter defined, of the shares of Common Stock issued and issuable upon conversion of the Series B Preferred Stock, plus
                                                                           ----
the aggregate Liquidation Preference of all of the issued and outstanding shares of the Company's Series A Redeemable Preferred Stock (the "Series A Preferred Stock") held by the Investors, is equal to at least five (5) times the aggregate "Initial Purchase Price" and "Balance of the Purchase Price" (if any) actually paid by the Investors for the "Preferred Stock" (as that term is defined in the Purchase Agreement). As used herein, the term "Market Price" shall have the meaning ascribed to it in that certain Securityholders' Agreement dated as of August 16, 1999 by and among CKG Media.com, Inc. (d/b/a Phase2Media), Vector Capital II, L.P., Richard E. Glassberg, Robert E. Chmiel, R. Scott Ford, Thomas Mannion, Jason Liebowitz, Matthew Spangler and each of the parties listed on Schedule A annexed thereto, as same may be amended from time to time (the "Securityholders' Agreement").

               (c)  Shares Originally Issuable.   The Shares of Series B
                    --------------------------
Preferred Stock purchased by the Investors at the Initial Closing (taking into account all shares issued at the Supplemental Initial Closing) shall initially be convertible into 16,590,000 shares of Common Stock or Class A Common Stock. The number of shares of Series B Preferred Stock purchased by the Investors at the Second Closing shall initially be convertible into 6,320,000 shares of the Company's Common Stock or Class A Common Stock.

               (d)  Mechanics of Conversion. Any holder of Series B Preferred
                    -----------------------
Stock who wishes to exercise its Conversion Rights pursuant to this Section 3, must surrender the certificate therefor at the principal executive office of the Corporation, and give written notice, which may be via facsimile transmission, to the Corporation at its principal executive office that it elects to convert same (the "Conversion Notice"). No Conversion Notice with respect to any shares of Series B Preferred Stock can be given prior to the time that such shares of Series B Preferred Stock are eligible for conversion in accordance with the provisions of Section 3(a) above. Any such premature Conversion Notice shall automatically be null and void. The Corporation shall, within five (5) business days after receipt of an appropriate and timely Conversion Notice, issue to such holder of Series B Preferred Stock a certificate for the number of shares of Common Stock to which the holder shall be entitled. Such conversion shall be deemed to have been made only after both the certificate for the shares of Series B Preferred Stock to be converted have been surrendered and the Conversion Notice is received by the Corporation (the "Conversion Documents"), and the person entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Common Stock at and after such time. In the event that the Conversion Notice is sent via facsimile transmission, the Corporation shall be deemed to have received such Conversion Notice on the first business day on which such facsimile Conversion Notice is actually received, provided that the necessary certificates are actually received by the Corporation within three (3) business days thereafter.

               (e)  Adjustments for Combinations or Subdivisions of Common
                    ------------------------------------------------------
Stock. In the event that the Corporation at any time or from time to time while
-----
shares of Series B Preferred Stock are issued and outstanding shall effect a subdivision of the outstanding shares of Common Stock or Class A Common Stock into a greater number of shares of Common Stock or Class A Common Stock (by stock split, reclassification or otherwise, other than by payment of a dividend in Common Stock or Class A Common Stock or in any right to acquire Common Stock or Class A Common Stock), or if the outstanding shares of Common Stock or Class A Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, then the "Conversion Price" in effect immediately before such event shall, concurrently with the effectiveness of such event, be proportionately decreased or increased, as appropriate. Unless expressly set forth herein to the contrary, any reference in this Certificate of Designations to "Conversion Price" shall automatically be deemed to refer to (i) the Initial Closing Conversion Price with respect to any and all shares of Series B Preferred Stock issued pursuant to the Initial Closing (including the Supplemental Closing), or (ii) the Second Closing Conversion Price with respect to any and all shares of Series B Preferred Stock issued pursuant to the Second Closing, as the case may be.

               (f)  Adjustments for Reclassification and Reorganization. In
                    ---------------------------------------------------
the event that the Common Stock issuable upon conversion of the Series B Preferred Stock shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for in paragraph (e) of this Section 3), then concurrently with the effectiveness of such reorganization or reclassification, the Series B Preferred Stock shall be convertible into, in lieu of the number of shares of Common Stock which the holders would otherwise have been entitled to receive, a number of shares of such other class or classes of stock equivalent to the number of shares of Common Stock that would have been subject to receipt by the holders upon conversion of the Series B Preferred Stock immediately before that change.

                    (g)  Issuance of Additional Shares of Common Stock. In case
                         ---------------------------------------------
the Company at any time or from time to time after the date of the Initial Closing shall issue or sell Additional Shares of Common Stock or Class A Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 3(i) or 3(j) without consideration or for a consideration per share less than the Conversion Price in effect immediately prior to such issuance or sale, then, and in each such case, such Conversion Price shall be reduced, concurrently with such issuance or sale, to a price (calculated to the nearest
 .00000001 of a cent) determined by multiplying such Conversion Price by a fraction

               (A)  The numerator of which shall be (i) the number of shares of
                                                     -
     Common Stock and Class A Common Stock outstanding immediately prior to such issue or sale plus (ii) the number of shares of Common Stock or Class A
                         --
     Common Stock which the aggregate consideration received by the Company for the total number of such Additional Shares of Common Stock so issued or sold would purchase at the Conversion Price, and

               (B) the denominator of which shall be the number of shares of Common Stock and Class A Common Stock outstanding immediately after such issue or sale,

provided that, for the purposes of this Section 3(g), (x) immediately after any
--------                                               -
Additional Shares of Common Stock are deemed to have been issued pursuant to
Section 3(i) or 3(j), such Additional Shares shall be deemed to be outstanding, and (y) treasury shares shall not be deemed to be outstanding.
     -

                    (h)  Dividends and Distributions. In case the Company at
                         ---------------------------
any time or from time to time after the date hereof shall declare, order, pay or make a dividend or other distribution (including, without limitation, any distribution of other or additional stock or other securities or property or Options by way of dividend or spin-off) on the Common Stock or the Class A Common Stock, other than a dividend payable in Additional Shares of Common Stock, then, and in each case adequate provision shall be made so that each holder of Series B Preferred Stock shall receive a pro rata share of such dividend based upon the maximum number of shares of Common Stock at the time issuable to such holder.

                    (i)  Treatment of Options and Convertible Securities. In
                         -----------------------------------------------
case the Company at any time or from time to time after the date hereof shall issue, sell, grant or assume, or shall fix a record date for the determination of holders of any class of securities entitled to receive, any Options or Convertible Securities (other than any shares of Series B Preferred Stock to be issued pursuant to the Purchase Agreement), then, and in each case, the maximum number of Additional Shares of Common Stock or Class A Common Stock (as set forth in the instrument relating thereto, without regard to any provisions contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock or Class A Common Stock issued as of the time of such issue, sale, grant or assumption or, in case such a record date shall have been fixed, as of the close of business on such record date (or, if the Common Stock trades on an ex-dividend basis, on the date prior to the commencement of ex-dividend trading), provided that such Additional Shares of
                                      --------
Common Stock or Class A Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Section 3(k)) of such shares would be less than the Conversion Price in effect on the date of and immediately prior to such issue, sale, grant or assumption or immediately prior to the close of business on such record date (or, if the Common Stock trades on an ex-dividend basis, on the date prior to the commencement of ex-dividend trading), as the case may be, and provided, further, that in any such case in
                                  --------  -------
which Additional Shares of Common Stock are deemed to be issued

          (i) no further adjustment of the Conversion Price shall be made upon the subsequent issue or sale of Convertible Securities or shares of Common Stock upon the exercise of such Options or the conversion or exchange or such Convertible Securities;

          (ii) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Company, or decrease in the number of Additional Shares of Common Stock or Class A Common Stock issuable, upon the exercise, conversion or exchange thereof (by change of rate or otherwise), the Conversion Price computed upon the original issue, sale, grant or assumption thereof (or upon the occurrence of the record date, or date prior to the commencement of ex-dividend trading, as the case may be, with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options, or the rights of conversion or exchange under such Convertible Securities, which are outstanding at such time;

          (iii) upon the expiration (or purchase by the Company and cancellation or retirement) of any such Options which shall not have been exercised or the expiration of any rights of conversion or exchange under any such Convertible Securities which (or purchase by the Company and cancellation or retirement of any such Convertible Securities the rights of conversion or exchange under which) shall not have been exercised, the Conversion Price computed upon the original issue, sale, grant or assumption thereof (or upon the occurrence of the record date, or date prior to the commencement of ex-dividend trading, as the case may be, with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration (or such cancellation or retirement, as the case may be), be recomputed as if:

               (x) in the case of Options for Common Stock or Class A Common Stock or Convertible Securities, the only Additional Shares of Common Stock or Class A Common Stock issued or sold were the Additional Shares of Common Stock, if any, actually issued or sold upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the Company for the issue, sale, grant or assumption of all such Options, whether or not exercised, plus the consideration actually received by the Company upon such exercise, or for the issue or sale of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the Company upon such conversion or exchange, and

               (y) in the case of Options for Convertible Securities, only the Convertible Securities, if any, actually issued or sold upon the exercise of such Options were issued at the time of the issue, sale, grant or assumption of such Options, and the consideration received by the Company for the Additional Shares of Common Stock or Class A Common Stock deemed to have then been issued was the consideration actually received by the Company for the issue, sale, grant or assumption of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Company (pursuant to Section 3(k)) upon the issue or sale of such Convertible Securities with respect to which such Options were actually exercised;

          (iv) no readjustment pursuant to subdivision (ii) or (iii) above shall have the effect of increasing the Conversion Price by an amount in excess of the amount of the adjustment thereof originally made in respect of the issue, sale, grant or assumption of such Options or Convertible Securities; and

          (v) in the case of any such Options which expire by their terms not more than 30 days after the date of issue, sale, grant or assumption thereof, no adjustment of the Conversion Price shall be made until the expiration or exercise of all such Options, whereupon such adjustment shall be made in the manner provided in subdivision (iii) above.

               (j)  Treatment of Stock Dividends. In case the Company at any
                    ----------------------------
time or from time to time after the date hereof shall declare or pay any dividend on the Common Stock or Class A Common Stock payable in Common Stock or Class A Common Stock, then, and in each such case, Additional Shares of Common Stock or Class A Common Stock shall be deemed to have been issued, immediately after the close of business on the record date for the determination of holders of any class of securities entitled to receive such dividend.

               (k)  Computation of Consideration. For the purposes of this
                    ----------------------------
Section 3,

     (i) the consideration for the issue or sale of any Additional Shares of Common Stock shall, irrespective of the accounting treatment of such consideration,

          (x) insofar as it consists of cash, be computed at the net amount of cash received by the Company,

          (y) insofar as it consists of property (including securities) other than cash, be computed at the fair value thereof at the time of such issue or sale, as determined in good faith by the Board of Directors of the Company, and

          (z) in case Additional Shares of Common Stock or Class A Common Stock are issued or sold together with other stock or securities or other assets of the Company for a consideration which covers both, be the portion of such consideration so received, computed as provided in clauses (x) and (y) above, allocable to such Additional Shares of Common Stock, all as determined in good faith by the Board of Directors of the Company;

     (ii) Additional Shares of Common Stock or Class A Common Stock deemed to have been issued pursuant to Section 3(h), relating to Options and Convertible Securities, shall be deemed to have been issued for a consideration per share determined by dividing

          (x) the total amount, if any, received and receivable by the Company as consideration for the issue, sale, grant or assumption of the Options or Convertible Securities in question, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration to protect against dilution) payable to the Company upon the exercise in full of such Options or the conversion or exchange of such Convertible Securities or, in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, in each case computing such consideration as provided in the foregoing subdivision (i), by

          (y) the maximum number of shares of Common Stock or Class A Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number to protect against dilution) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities; and

     (iii) Additional Shares of Common Stock or Class A Common Stock deemed to have been issued pursuant to Section 3(j), relating to stock dividends, etc., shall be deemed to have been issued for no consideration.

               (l)  Definitions. As used herein, unless the context otherwise
                    -----------
requires, the following terms have the following respective meanings:

               Additional Shares of Common Stock: All shares (including treasury
               ---------------------------------
shares) of Common Stock or Class A Common Stock issued or sold (or, pursuant to
Section 3(e), 3(f), 3(g), 3(i) or 3(j) hereof, deemed to be issued) by the Company after the date hereof, whether or not subsequently reacquired or retired by the Company, other than

          (a)  shares issued upon the exercise of the Series B Preferred Stock,

          (b) shares issued upon the exercise of options granted or to be granted under the Company's stock option plans as in effect on the date of the Second Closing as contemplated by Schedule 2.4 of the Second Closing Purchase Agreement dated as of December 23, 1999 by and among the Company, Vector Capital II, L.P., Hachette Filipacchi Interactions S.A., and each of the parties listed on Schedule A annexed thereto (the "Second Closing Purchase Agreement") and any warrants issued or to be issued by the Company as set forth on Schedule 2.4 of the Second Closing Purchase Agreement, and

          (c) such additional number of shares as may become issuable upon the exercise of any of the securities referred to in the foregoing clauses (a) and (b) by reason of adjustments required pursuant to anti-dilution provisions applicable to such securities as in effect on the date hereof, in order to reflect any subdivision or combination of Common Stock, by reclassification or otherwise, or any dividend on Common Stock payable in Common Stock.

          Convertible Securities: Any evidences of indebtedness, shares of stock
          ----------------------
(other than Common Stock) or other securities directly or indirectly convertible into or exchangeable for Additional Shares of Common Stock.

               (m)  No Impairment: The Corporation will not, by amendment of its
                    -------------
Restated Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all of the provisions of this Section 3 and in the taking of all such actions as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series B Preferred Stock against impairment. The provisions of this paragraph (m) may be waived by the affirmative vote of the holders of at least a majority of the then outstanding shares of Series B Preferred Stock voting together as a single class and taken in advance of any action that would conflict with this paragraph (m).

               (n)  Notice of Adjustments. Upon the occurrence of each
                    ---------------------
adjustment or readjustment of any Conversion Ratio pursuant to this Section 3, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series B Preferred Stock a notice setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series B Preferred Stock, furnish to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Price then in effect and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of such holder's shares.

               (o)  Notices of Record Date. If the Corporation shall propose at
                    ----------------------
any time: (i) to effect any reclassification or recapitalization of its Common Stock outstanding involving a change in the Common Stock other than one as to which adjustments of the Conversion Ratio will be made under paragraph (e) of this Section 3; or (ii) to merge or consolidate with or into any other corporation, or sell all or substantially all of its assets, or to liquidate, dissolve or wind up; then, in connection with such event, the Corporation shall send to the holders of the Series B Preferred Stock at least twenty (20) days' prior written notice of the date when the same shall take place (and specifying the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon the occurrence of such event).

               (p)  Issue Taxes. The Corporation shall pay any and all issue and
                    -----------
other taxes that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of Series B Preferred Stock pursuant hereto; provided, however, that the Corporation shall not be obligated to pay any
--------  -------
transfer taxes resulting from any transfer to a person other than the holder of record on any record date if requested by any holder in connection with any such conversion.

               (q)  Reservation of Stock Issuable Upon Conversion.  The
                    ---------------------------------------------
Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series B Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series B Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series B Preferred Stock, the Corporation will take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to its Restated Certificate of Incorporation.

               (r)  Fractional Shares. No fractional shares of Common Stock
                    -----------------
shall be issued upon the conversion of any share or shares of Series B Preferred Stock. All shares of

Common Stock (including fractions thereof) issuable upon conversion of more than one share of Series B Preferred Stock by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional share. If, after the aforementioned aggregation, the conversion would result in the issuance of a fractional share of Common Stock, such fractional share shall be rounded either up or down to the nearest whole share, as the Corporation shall decide, and if such fractional share is rounded down, the Corporation shall pay cash to the Series B Preferred Stockholder in an amount equal to any fractional percentage rounded down multiplied by the then effective Conversion Price.

               (s)  Notices. Except as otherwise specified herein to the
                    -------
contrary, all notices, requests, demands and other communications required or desired to be given hereunder shall only be effective if given in writing by hand, by certified or registered mail, return receipt requested, postage prepaid, or by U.S. express mail service, or by private overnight mail service (e.g. Federal Express), or by facsimile transmission. Any such notice shall be deemed to have been given (a) on the business day actually received if given by hand or facsimile transmission, (b) on the business day immediately subsequent to mailing, if sent by U.S. express mail service or private overnight mail service, or (c) three (3) business days following the mailing thereof, if mailed by certified or registered mail, postage prepaid, return receipt requested, and all such notices shall be sent to the following addresses (or to such other address or addresses as a party may have advised the other in the manner provided herein):

          If to the Company:

               Mr. Richard E. Glassberg
               CKG Media.com, Inc.
               420 Lexington Avenue
               New York, NY 10170

          with copies simultaneously by like means to:

               Andrew M. Chonoles, Esq.
               Zukerman Gore & Brandeis, LLP
               900 Third Avenue
               New York, NY 10022

          If to a holder of Series B Preferred Stock, to the address of such holder as set forth in such the Purchase Agreement.

               (t)  Business Day.  As used herein, the term "business day" shall
                    ------------
mean any day other than a Saturday, Sunday or a day when the federal and state banks located in the State of New York are required or permitted to close.

     Section 4. Voting Rights. The holders of the Series B Preferred Stock shall have only those voting rights provided by the Delaware General Corporation Law (the "Delaware Law"), and those voting rights expressly set forth in this
Section 4 and in Section 7(b) below and in Section 1.1 and Section 1.4 of the Securityholders' Agreement. To the extent that under Delaware Law the vote of the holders of the Series B Preferred Stock, voting separately as a class or series as applicable, is required to authorize a given action of the Corporation, the affirmative vote or consent of the holders of at least a majority of the shares of the Series B Preferred Stock represented at a duly held meeting at which a quorum is present or by written consent of a majority of the shares of Series B Preferred Stock (except as otherwise may be required under Delaware Law and under the applicable provisions of the Securityholders' Agreement) shall constitute the approval of such action by the class. To the extent that under Delaware Law the holders of Series B Preferred Stock are entitled to vote on a matter with holders of Common Stock, voting together as one class, each share of Series B Preferred Stock shall be entitled to a number of votes equal to the number of shares of Common Stock into which it is then convertible using the record date for the taking of such vote of stockholders as the date as of which the Conversion Price is calculated and conversion is effected. Holders of the Series B Preferred Stock shall be entitled to notice of (and copies of proxy materials and other information sent to shareholders) all shareholder meetings or written consents with respect to which they would be entitled to vote, which notice would be provided pursuant to the Corporation's by-laws and applicable statutes.

     Section 5.  Right of Redemption.

            (a)  In the event that notwithstanding the Company's achieving the Gross Margin Milestone in accordance with the provisions set forth in
Section 6.17 of the Purchase Agreement, the Investors do not effect a Second Closing under the Purchase Agreement, then the Company shall have the right, for the period of 180 days subsequent to the date that the Second Closing was to have occurred pursuant to the provisions of Section 1.1(b) of the Purchase Agreement, to repurchase 20% of the Series B Preferred Stock purchased by each of the Investors in the Initial Closing for an aggregate purchase price equal to the par value of all of the Series B Preferred Stock being repurchased pursuant to this Section 5(a) (the "Repurchase Price"), provided that prior to the
                                               --------
Company's exercise of the right described above, the Investors shall have the right to effect the Second Closing upon 10 days prior written notice. The Company shall effect its repurchase right under this Section 5(a) by giving written notice thereof to Vector Capital II, L.P., which written notice shall be accompanied by a check in the amount of the Repurchase Price, and upon the giving of said Repurchase Notice and the tendering of the Repurchase Price, the Company shall be automatically and irrevocably deemed to have repurchased 20% of the Series B Preferred Stock purchased by the Investors at the Initial Closing without any further action required on behalf of the Company or the Investors. The Investors, upon receipt of the Repurchase Notice, shall deliver to the Company a certificate or certificates representing the repurchased securities. In the event the Investors deliver to the Company a certificate or certificates representing more than the amount of Series B Preferred Stock which the Company is repurchasing pursuant to the provisions of this Section 5(a), then the Company shall reissue to the Investors without cost to the Investors a new certificate representing such excess amount of Series B Preferred Stock within five days after surrender of the certificate representing the redeemed shares.

          (b) In the event and to the extent that any holder of the Series B Preferred Stock is also a holder of the Company's Series A Preferred Stock, and such holder effects its right of redemption pursuant to Section 3(b) of the Certificate of Designations, Preferences and Rights of the Company's Series A Preferred Stock (the "Series A Certificate of Designation"), within 30 days prior to each of the "First Redemption Date," the "Second Redemption Date," and the "Final Redemption Date" (as each of those terms are defined in the Series A Certificate of Designation), the Company shall have the right to redeem from each such holder a portion of Series B Preferred Stock owned by the holder in an amount equal to, on a pro rata basis, the amount of such holder's Series A
                      --- ----
Preferred Stock that is being redeemed pursuant to Section 3(b) of the Series A Certificate of Designation (a "Section 3(b) Redemption"). By way of example, in the event that a holder is redeeming one-third (1/3) of the Series A Preferred Stock beneficially owned by such holder pursuant to a Section 3(b) Redemption, in such event, the Company shall have the right to redeem one-third of the Series B Preferred Stock beneficially owned by such holder in accordance with the provisions of this Section 5(b). Any shares of Series B Preferred Stock redeemed by the Company pursuant to this Section 5(b) shall be repurchased at a per share price equal to the Liquidation Amount of the Series B Preferred Stock as set forth in Section 6 below (the "Series B Repurchase Price"). The Company shall effect any repurchase pursuant to this Section 5(b) by given written notice thereof to Vector Capital II, L.P., (the "Series B Repurchase Notice"), which written notice shall also be accompanied by a check or checks representing the aggregate Series B Repurchase Price, and upon the giving of said Series B Repurchase Notice, the Company shall automatically and irrevocably be deemed to have repurchased the shares of Series B Preferred Stock set forth in the Repurchase Notice without any further action required on behalf of the Company or the holders of the Series B Preferred Stock. The holders of the Series B Preferred Stock whose shares of Series B Preferred Stock are being redeemed shall, upon receipt of the Series B Repurchase Notice, deliver to the Company a certificate or certificates representing the repurchased securities. In the event any such Series B Preferred Stockholder delivers to the Company a certificate or certificates representing more than the amount of Series B Preferred Stock which the Company is redeeming pursuant to the provisions of this Section 5(b), then the Company shall reissue without cost to the Investors to such holder a new certificate representing such excess amount of Series B Preferred Stock within five days after surrender of the certificate representing the redeemed shares.

          Notwithstanding anything set forth in this Section 5(b) to the contrary, Company's right of redemption under this Section 5(b) shall automatically terminate upon the closing of the Company's Qualified Initial Public Offering.

     Section 6. Liquidation Preference. The holders of shares of Series B Preferred Stock will be entitled to receive, in the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, out of or to the extent of the net assets of the

Corporation legally available for such distribution, before any distributions are made with respect to any Common Stock or any stock ranking junior to the Series B Preferred Stock, and pari passu with the Company's Series A Redeemable
                              ---- -----
Preferred Stock (the "Liquidation Assets"), $.036166365 per share with respect to any and all shares of Series B Preferred Stock purchased at the Initial Closing (the "Initial Closing Liquidation Preference"), and $.063291139 with respect to any and all shares of Series B Preferred Stock purchased at the Second Closing (the "Second Closing Liquidation Preference"). Unless otherwise expressly set forth herein to the contrary, any reference hereinafter to "Liquidation Preference" shall automatically be deemed to refer to (i) the Initial Closing Liquidation Preference with respect to any and all shares of Series B Preferred Stock issued pursuant to the Initial Closing (including the Supplemental Closing), or (ii) the Second Closing Liquidation Preference with respect to any and all shares of Series B Preferred Stock issued pursuant to the Second Closing, as the case may be. The Liquidation Preference, plus any accrued but unpaid dividends outstanding as of the date of such Liquidation Event, payable in cash, as shall be hereinafter referred to as the "Liquidation Amount." In the event the Corporation has insufficient Liquidation Assets to permit full payment to all holders of Series B Preferred Stock of their respective Liquidation Amounts, the Corporation shall distribute the Liquidation Assets allocable to the Series B Preferred Stock pro rata to each holder of Series B Preferred Stock based upon their respective Liquidation Amounts (the "Available Liquidation Amount"). After payment of the full amount of the Liquidation Amount or the Available Liquidation Amount, as the case may be, to each holder of Series B Preferred Stock, said holders will not be entitled to any further participation in any distribution of assets by the Corporation.

     Notwithstanding anything set forth herein to the contrary, the provisions of this Section 6 shall no longer be applicable subsequent to the Company's closing of a Qualified Initial Public Offering.

     Section 7.     Restrictions and Limitations.

             (a) Subject to Section 1.4 of the Securityholders' Agreement, Shares of Series B Preferred Stock acquired by the Corporation by reason of purchase, conversion, redemption or otherwise shall be retired and shall become authorized but unissued shares of preferred stock, which may be reissued as Series B Preferred Stock or as part of a new series of preferred stock hereafter created under Article Fourth of the Restated Certificate of Incorporation.

             (b) So long as shares of Series B Preferred Stock remain outstanding, the Corporation shall not, without the affirmative vote of the holders of at least a majority of the then outstanding shares of Series B Preferred Stock voting together as a separate class, amend the terms of this Resolution. The holders of the outstanding shares of the Preferred Stock shall be entitled to vote as a separate class upon a proposed amendment of the Restated Certificate of Incorporation if the amendment would alter or change the powers, preferences or special rights of the shares of Series B Preferred Stock so as to affect the holders of such shares adversely.

     IN WITNESS WHEREOF, I have duly executed this certificate as of the 23rd day of December, 1999.


                                                 /s/ Richard E. Glassberg
                                                 -------------------------------
                                                 Richard E. Glassberg
                                                 Chief Executive Officer

                           CERTIFICATE OF AMENDMENT

                                      OF

              CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS

                                      OF

                     SERIES C CONVERTIBLE PREFERRED STOCK

                                      OF

                               PHASE2MEDIA, INC.
                           (a Delaware corporation)



It is hereby certified that:


1. The name of the corporation (hereinafter called the "Corporation") is Phase2Media, Inc.

2. The Corporation's Certificate of Designations, Preferences and Rights of Series C Convertible Preferred Stock of the Corporation (the "Certificate of Designations"), is hereby amended by deleting the number "Nine Million Seven Hundred and Fifty Thousand (9,750,000)" in the first sentence in Section One of the Certificate of Designations and inserting in lieu of said number, the number "Nine Million Nine Hundred Eight Thousand (9,908,000)".

3. The Certificate of Designations is further amended by deleting the number "9,750,000" in each place where such number appears in the first and only sentence in Section 3(b) of the Certificate of Designations and inserting in lieu of said number in each place where such number appears, the number "9,908,000".

4. The Certificate of Designations has been duly adopted and written consent has been given in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, I have duly executed this certificate as of the 28th day of December, 1999.

                                             /s/ Richard E. Glassberg
                                             --------------------------------
                                             Richard E. Glassberg
                                             Chief Executive Officer

                           CERTIFICATE OF AMENDMENT

                                      OF

                         CERTIFICATE OF INCORPORATION

                                      OF

                               PHASE2MEDIA, INC.
                           (a Delaware corporation)

It is hereby certified that:

     1. The name of the corporation (hereinafter called the "Corporation") is Phase2Media, Inc.

     2. The certificate of incorporation of the Corporation is hereby amended and restated by striking out all of Article Fourth thereof and by substituting in lieu of said Article the following new Article Fourth:

          "FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is one hundred ninety million (190,000,000) shares, consisting of (i) fifty million (50,000,000) shares of preferred stock, par value $.001 per share (the "Preferred Stock"), (ii) one hundred million (100,000,000) shares of common stock, par value $.001 per share (the "Common Stock"), and
          (iii) forty million (40,000,000) shares of Class A common stock, par value $.001 per share (the "Class A Common Stock"). The Preferred Stock may be issued from time to time in one or more series with such designations, preferences and relative, participating, optional or other rights, qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions providing for the issuance of such series adopted by the Board of Directors of the corporation from time to time, pursuant to the authority herein given, without any further vote or action on the part of the stockholders. A copy of such resolution or resolutions adopted by the Board of Directors shall be set forth in a Certificate made, executed, acknowledged and filed in the manner required by the General Corporate Law of the State of Delaware in order to make such resolution or resolutions effective. Each series shall consist of such number of shares as shall be stated and expressed in such resolution or resolutions providing for the issuance of the stock of such series. All shares of any one series of Preferred Stock shall be alike in every particular way."

     3. Article Fifth of the certificate of incorporation of the Corporation is hereby amended by:

          (a) inserting the words "as the same may be amended from time to time" after the word "thereto" at the end of the second sentence of subsection (a) of such Article;

          (b) deleting the word "a" after "(ii)" and prior to the word "transaction"and inserting in lieu thereof the word "any" in the third sentence of subsection (a) of such Article;

          (c) deleting the word "and" after the word "Corporation" and prior to the word "within" and inserting in lieu thereof the phrase "but only if" in the third sentence of subsection (a) of such Article;

          (d) deleting the words "and the Investors and the Founding" after the word "entity" and prior to the word "Stockholders" and inserting in lieu thereof the word "or" in the third sentence of subsection (a) of such Article; and

          (e) deleting the words "terms are" after the word "such" and prior to the word "defined" and inserting in lieu thereof the words "term is" in the third sentence of subsection (a) of such Article.

     4. The amendment of the amended certificate of incorporation herein certified has been duly adopted and written consent has been given in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, I have duly executed this certificate as of the 19th day of January, 2000.



                                        /s/ Richard E. Glassberg
                                        ------------------------------------
                                        Richard E. Glassberg
                                        Chief Executive Officer

              CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS

                                      OF

                     SERIES D CONVERTIBLE PREFERRED STOCK

                                      OF

                               PHASE2MEDIA, INC.

     Phase2Media, Inc., f/k/a to CKG Media.com, Inc. (d/b/a Phase2Media), a corporation organized and existing under the General Corporation Law of the State of Delaware, (the "Company" or the "Corporation"), does hereby certify that the Board of Directors of the Corporation duly adopted a resolution at a meeting held on January 19, 2000, and that such resolution has not been amended, modified, or rescinded, and is now in full force and effect providing for the designations, preferences and relative, participating, optional or other rights, and the qualifications, limitations or restrictions thereof, of certain shares of the Corporation's preferred stock, which resolution is as follows:

     RESOLVED, that pursuant to the authority conferred upon the Board of Directors by Article Fourth of the Corporation's Certificate of Incorporation of the Corporation, and pursuant to the provisions of Section 151 of the General Corporation Law of the State of Delaware, the rights, preferences and designations of certain shares of the authorized and unissued shares of preferred stock shall hereafter be as follows:

     Section 1. Designation. Ten Million Nine Hundred Twenty-One Thousand Seven Hundred and Forty-Six (10,921,746) shares, having a par value of $.001 per share, of the Corporation's preferred stock are hereby designated as Series D Convertible Preferred Stock (the "Series D Preferred Stock"). The rights, preferences, privileges, and qualifications, limitations and restrictions of the Preferred Stock are set forth in Sections 2 through 7 of this Resolution. The rights, preferences, privileges and qualifications, limitations and restrictions of the remaining shares of the Corporation's preferred stock shall be determined by the Board of Directors, from time to time after the date of the adoption of this Resolution, pursuant to the provisions of Article Fourth of the Corporation's Certificate of Incorporation.

     Section 2. No Dividends. The holders of the Series D Preferred Stock shall not be entitled to any dividends; provided, however, that no dividends shall be
                                  --------  -------
declared or paid on the Corporation's Common Stock, Class A Common Stock, Series B Preferred Stock and /or Series C Preferred Stock unless the same amount and form of such dividends is also declared or paid, as the case may be, on then-outstanding shares of Series D Preferred Stock, on an as-converted to Common Stock or Class A Common Stock basis.

     Section 3. Conversion. Subject to the provisions of this Section 3 below, holders of the Series D Preferred Stock shall have the right to convert each of their shares of Series D Preferred Stock (the "Conversion Rights") into such number of fully paid and nonassessable shares of the Company's common stock, par value $.001 per share (the "Common Stock"), determined in accordance with the provisions set forth in this Section 3.

                (a) Right to Convert and Sell. The Series D Preferred Stock
                    -------------------------
shall be convertible by the holder thereof at any time and from time to time, in whole or in part, at any time. Each share of Series D Preferred Stock issued in connection with a "Closing", as that term is defined in that certain Subscription and Purchase Agreement with respect to the Series D Preferred Stock dated as of January 19, 2000 by and among the Company, GE Capital Equity Investments, Inc. and the Investors listed on Schedule A annexed thereto (the "Purchase Agreement"), shall be convertible into such number of fully paid and nonassessable shares of Common Stock or Class A Common Stock as is obtained by dividing $1.529059820 by the then-effective Conversion Price. The Conversion Price per share of Series D Preferred Stock issued in connection with the Closing shall initially be $1.529059820 (the "Original Conversion Price"), subject to adjustment from time to time. Notwithstanding anything set forth herein to the contrary, in the event that a holder exercises its right to convert any shares of Series D Preferred Stock pursuant to Section 3(a) hereof, and at the time of such holder's exercise of such right, there are shares of the Company's Class A Common Stock, par value $.001 per share, issued and outstanding (the "Class A Common Stock"), the Series D Preferred Stock to be converted shall be converted into shares of Class A Common Stock.

                (b) Automatic Conversion. All unconverted shares of Series D
                    --------------------
Preferred Stock shall automatically be converted into shares of the Company's Common Stock upon (i) the Company's closing of a "Qualified Initial Public Offering" as hereinafter defined, or (ii) upon the affirmative vote of holders who beneficially own, at least two-thirds of the shares of the Series D Preferred Stock issued and outstanding. As used herein, the phrase "Qualified Initial Public Offering" shall mean the first underwritten public offering and sale of shares of the Company's Common Stock, on a firm commitment basis, registered pursuant to Section 5 of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, which offering and sale results in (i) the listing for trading on a nationally recognized stock market, or the reporting on a nationally recognized automated quotation system, of the equity securities of the Company, (ii) the receipt by the Company of at least Twenty Million Dollars ($20,000,000) in gross proceeds, and (iii) the "Market Price," as that term is hereinafter defined, per share, of the shares of Common Stock issued and issuable upon conversion of the Series D Preferred Stock, is equal to at least two (2) times the Original Conversion Price, subject to adjustment as herein provided. As used herein, the term "Market Price" shall have the meaning ascribed to it in that certain Second Amended and Restated Securityholders' Agreement (the "Securityholders' Agreement") dated as of January 19, 2000 by and among the Company, Vector Capital II, L.P., Hachette Filipacchi Interactions S.A., STV Partners II, L.L.C., P2M, LLC, GE Capital Equity Investments, Inc., Richard E. Glassberg, Robert E. Chmiel, R. Scott Ford, Thomas Mannion, Jason Liebowitz, Matthew Spengler and each of the parties listed on Schedule I, Schedule II,

Schedule III, Schedule IV, Schedule V and Schedule VI attached thereto, as the same may be amended from time to time.

                (c) Shares Originally Issuable. The 10,921,746 shares of Series
                    --------------------------
D Preferred Stock purchased at the Initial Closing (as that term is defined in the Purchase Agreement) shall initially be convertible into 10,921,746 shares of Common Stock (the "Initial Shares"). Accordingly, upon the Closing, each share of Series D Preferred Stock shall be convertible into Common Stock or Class A Common Stock on a one-for-one basis, subject to adjustments.

                (d) Mechanics of Conversion. Any holder of Series D Preferred
                    -----------------------
Stock who wishes to exercise its Conversion Rights pursuant to this Section 3, must surrender the certificate therefor at the principal executive office of the Corporation, and give written notice, which may be via facsimile transmission, to the Corporation at its principal executive office that it elects to convert same (the "Conversion Notice"). The Corporation shall, within five (5) business days after receipt of an appropriate and timely Conversion Notice, issue to such holder of Series D Preferred Stock a certificate for the number of shares of Common Stock or Class A Common Stock to which the holder shall be entitled. Such conversion shall be deemed to have been made only after both the certificate for the shares of Series D Preferred Stock to be converted have been surrendered and the Conversion Notice is received by the Corporation (the "Conversion Documents"), and the person entitled to receive the shares of Common Stock or Class A Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Common Stock or Class A Common Stock at and after such time. In the event that the Conversion Notice is sent via facsimile transmission, the Corporation shall be deemed to have received such Conversion Notice on the first business day on which such facsimile Conversion Notice is actually received, provided that the necessary certificates are actually received by the Corporation within three (3) business days thereafter.

                (e) Adjustments for Combinations or Subdivisions of Common
                    ------------------------------------------------------
Stock. In the event that the Corporation at any time or from time to time while
-----
shares of Series D Preferred Stock are issued and outstanding shall effect a subdivision of the outstanding shares of Common Stock or Class A Common Stock into a greater number of shares of Common Stock or Class A Common Stock (by stock split, reclassification or otherwise, other than by payment of a dividend in Common Stock or Class A Common Stock or in any right to acquire Common Stock or Class A Common Stock), or if the outstanding shares of Common Stock or Class A Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, then the Conversion Price in effect immediately before such event shall, concurrently with the effectiveness of such event, be proportionately decreased or increased, as appropriate.

                (f) Adjustments for Reclassification and Reorganization. In the
                    ---------------------------------------------------
event that the Common Stock issuable upon conversion of the Series D Preferred Stock shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for in paragraph (c) of this
Section 3), then concurrently with the effectiveness of such reorganization or reclassification, the Series D Preferred Stock shall be convertible into, in lieu of the number of shares of Common Stock which the holders would otherwise have been entitled to receive, a number of shares of such other class or classes of stock equivalent to the number of shares of Common Stock that would have been subject to receipt by the holders upon conversion of the Series D Preferred Stock immediately before that change.

               (g) Issuance of Additional Shares of Common Stock. In case the
                   ---------------------------------------------
Company at any time or from time to time after the date of the Closing shall issue or sell Additional Shares of Common Stock or Class A Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 3(i) or 3(j)) without consideration or for a consideration per share less than the Conversion Price in effect immediately prior to such issuance or sale, then, and in each such case, such Conversion Price shall be reduced, concurrently with such issuance or sale, to a price (calculated to the nearest
 .00000001 of a cent) determined by multiplying such Conversion Price by a fraction

          (A)  the numerator of which shall be (i) the number of shares of
                                                -
     Common Stock and Class A Common Stock outstanding immediately prior to such issue or sale plus (ii) the number of shares of Common Stock or Class A
                         --
     Common Stock which the aggregate consideration received by the Company for the total number of such Additional Shares of Common Stock so issued or sold would purchase at the Conversion Price, and

          (B) the denominator of which shall be the number of shares of Common Stock and Class A Common Stock outstanding immediately after such issue or sale,

provided that, for the purposes of this Section 3(g), (x) immediately after any
--------                                               -
Additional Shares of Common Stock are deemed to have been issued pursuant to
Section 3(i) or 3(j), such Additional Shares shall be deemed to be outstanding, and (y) treasury shares shall not be deemed to be outstanding.
     -

               (h) Dividends and Distributions. In case the Company at any time
                   ---------------------------
or from time to time after the date hereof shall declare, order, pay or make a dividend or other distribution (including, without limitation, any distribution of other or additional stock or other securities or property or Options by way of dividend or spin-off) on the Common Stock or the Class A Common Stock, other than a dividend payable in Additional Shares of Common Stock, then, and in each such case adequate provision shall be made so that each holder of Series D Preferred Stock shall receive a pro rata share of such dividend based upon the maximum number of shares of Common Stock at the time issuable to such holder.

               (i) Treatment of Options and Convertible Securities.  In case the
                   -----------------------------------------------
Company at any time or from time to time after the date hereof shall issue, sell, grant or assume, or shall fix a record date for the determination of holders of any class of securities entitled to re-
ceive, any Options or Convertible Securities (other than any shares of Series D Preferred Stock to be issued pursuant to the Purchase Agreement), then, and in each such case, the maximum number of Additional Shares of Common Stock or Class A Common Stock (as set forth in the instrument relating thereto, without regard to any provisions contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock or Class A Common Stock issued as of the time of such issue, sale, grant or assumption or, in case such a record date shall have been fixed, as of the close of business on such record date (or, if the Common Stock trades on an ex-dividend basis, on the date prior to the commencement of ex-dividend trading), provided that such Additional Shares of Common Stock or Class A Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to
Section 3(k)) of such shares would be less than the Conversion Price in effect on the date of and immediately prior to such issue, sale, grant or assumption or immediately prior to the close of business on such record date (or, if the Common Stock trades on an ex-dividend basis, on the date prior to the commencement of ex-dividend trading), as the case may be, and provided, further,
                                                              --------  -------
that in any such case in which Additional Shares of Common Stock are deemed to be issued

          (i) no further adjustment of the Conversion Price shall be made upon the subsequent issue or sale of Convertible Securities or shares of Common Stock upon the exercise of such Options or the conversion or exchange of such Convertible Securities;

          (ii) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Company, or decrease in the number of Additional Shares of Common Stock or Class A Common Stock issuable, upon the exercise, conversion or exchange thereof (by change of rate or otherwise), the Conversion Price computed upon the original issue, sale, grant or assumption thereof (or upon the occurrence of the record date, or date prior to the commencement of ex-dividend trading, as the case may be, with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options, or the rights of conversion or exchange under such Convertible Securities, which are outstanding at such time;

          (iii) upon the expiration (or purchase by the Company and cancellation or retirement) of any such Options which shall not have been exercised or the expiration of any rights of conversion or exchange under any such Convertible Securities which (or purchase by the Company and cancellation or retirement of any such Convertible Securities the rights of conversion or exchange under which) shall not have been exercised, the Conversion Price computed upon the original issue, sale, grant or assumption thereof (or upon the occurrence of the record date, or date prior to the commencement of ex-dividend trading, as the case may be, with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration (or such cancellation or retirement, as the case may be), be recomputed as if:

               (x) in the case of Options for Common Stock or Class A Common Stock or Convertible Securities, the only Additional Shares of Common Stock or Class A Common Stock issued or sold were the Additional Shares of Common Stock, if any, actually issued or sold upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the Company for the issue, sale, grant or assumption of all such Options, whether or not exercised, plus the consideration actually received by the Company upon such exercise, or for the issue or sale of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the Company upon such conversion or exchange, and

               (y) in the case of Options for Convertible Securities, only the Convertible Securities, if any, actually issued or sold upon the exercise of such Options were issued at the time of the issue, sale, grant or assumption of such Options, and the consideration received by the Company for the Additional Shares of Common Stock or Class A Common Stock deemed to have then been issued was the consideration actually received by the Company for the issue, sale, grant or assumption of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Company (pursuant to Section 3(k)) upon the issue or sale of such Convertible Securities with respect to which such Options were actually exercised;

          (iv) no readjustment pursuant to subdivision (ii) or (iii) above shall have the effect of increasing the Conversion Price by an amount in excess of the amount of the adjustment thereof originally made in respect of the issue, sale, grant or assumption of such Options or Convertible Securities; and

          (v) in the case of any such Options which expire by their terms not more than 30 days after the date of issue, sale, grant or assumption thereof, no adjustment of the Conversion Price shall be made until the expiration or exercise of all such Options, whereupon such adjustment shall be made in the manner provided in subdivision (iii) above.

               (j) Treatment of Stock Dividends. In case the Company at any time
                   ----------------------------
or from time to time after the date hereof shall declare or pay any dividend on the Common Stock or Class A Common Stock payable in Common Stock or Class A Common Stock, then, and in each such case, Additional Shares of Common Stock or Class A Common Stock shall be deemed to have been issued, immediately after the close of business on the record date for the determination of holders of any class of securities entitled to receive such dividend.

               (k)   Computation of Consideration. For the purposes of this
                     ----------------------------
     Section 3,

          (i) the consideration for the issue or sale of any Additional Shares of Common Stock shall, irrespective of the accounting treatment of such consideration,

               (x) insofar as it consists of cash, be computed at the net amount of cash received by the Company,

               (y) insofar as it consists of property (including securities) other than cash, be computed at the fair value thereof at the time of such issue or sale, as determined in good faith by the Board of Directors of the Company, and

               (z) in case Additional Shares of Common Stock or Class A Common Stock are issued or sold together with other stock or securities or other assets of the Company for a consideration which covers both, be the portion of such consideration so received, computed as provided in clauses (x) and (y) above, allocable to such Additional Shares of Common Stock, all as determined in good faith by the Board of Directors of the Company;

          (ii) Additional Shares of Common Stock or Class A Common Stock deemed to have been issued pursuant to Section 3(h), relating to Options and Convertible Securities, shall be deemed to have been issued for a consideration per share determined by dividing

               (x) the total amount, if any, received and receivable by the Company as consideration for the issue, sale, grant or assumption of the Options or Convertible Securities in question, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration to protect against dilution) payable to the Company upon the exercise in full of such Options or the conversion or exchange of such Convertible Securities or, in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, in each case computing such consideration as provided in the foregoing subdivision (i), by

               (y) the maximum number of shares of Common Stock or Class A Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number to protect against dilution) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities; and

          (iii) Additional Shares of Common Stock or Class A Common Stock deemed to have been issued pursuant to Section 3(j), relating to stock dividends, etc., shall be deemed to have been issued for no consideration.

                 (l) Definitions.  As used herein, unless the context otherwise
                     -----------
requires, the following terms have the following respective meanings:

                 Additional Shares of Common Stock: All shares (including
                 ---------------------------------
treasury shares) of Common Stock or Class A Common Stock issued or sold (or, pursuant to Section 3(e), 3 (f), 3(g), 3(i), or 3(j) hereof, deemed to be issued) by the Company after the date hereof, whether or not subsequently reacquired or retired by the Company, other than

          (a) shares issued upon the conversion of the Series D Preferred Stock, the Company's Series B Convertible Preferred Stock and the Company's Series C Convertible Preferred Stock,

          (b) shares issued or issuable upon the exercise of options granted or to be granted under the Company's stock option plans as may be in effect from time to time in an amount, subject to the provisions of Section 4 of the Securityholders' Agreement, not to exceed (i) the amount of available options set forth on Schedule 4(d) to the Purchase Agreement, plus (ii) an additional 3,250,000 options,

          (c) shares issued or issuable upon the exercise of warrants that have been agreed to as of the date of the Purchase Agreement as set forth on
Schedule 4(d) to the Purchase Agreement, and

          (d) such additional number of shares as may become issuable upon the exercise of any of the securities referred to in the foregoing clauses
     (a) and (b) by reason of adjustments required pursuant to anti-dilution provisions applicable to such securities as in effect on the date hereof, in order to reflect any subdivision or combination of Common Stock, by reclassification or otherwise, or any dividend on Common Stock payable in Common Stock.

          Convertible Securities: Any evidences of indebtedness, shares of stock
          ----------------------
(other than Common Stock) or other securities directly or indirectly convertible into or exchangeable for Additional Shares of Common Stock.

                 (m) No Impairment. The Corporation will not, by amendment of
                     -------------
its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all of the provisions of this Section 3 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series D Preferred Stock against impairment. The provisions of this paragraph (m) may be waived by the affirmative vote of the holders of at least a two-thirds majority of the then outstanding shares of Series D Preferred Stock voting together as a single class and taken in advance of any action that would conflict with this paragraph (m).

          (n) Notice of Adjustments.  Upon the occurrence of each adjustment or
              ---------------------
readjustment of any Conversion Ratio pursuant to this Section 3, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series D Preferred Stock a notice setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series D Preferred Stock, furnish to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Price then in effect and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of such holder's shares.

          (o) Notices of Record Date.  If the Corporation shall propose at any
              ----------------------
time: (i) to effect any reclassification or recapitalization of its Common Stock outstanding involving a change in the Common Stock other than one as to which adjustments of the Conversion Ratio will be made under paragraph (e) of this
Section 3; or (ii) to merge or consolidate with or into any other corporation, or sell all or substantially all of its assets, or to liquidate, dissolve or wind up; then, in connection with such event, the Corporation shall send to the holders of the Series D Preferred Stock at least twenty (20) days' prior written notice of the date when the same shall take place (and specifying the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon the occurrence of such event).

          (p) Issue Taxes.  The Corporation shall pay any and all issue and
              -----------
other taxes that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of Series D Preferred Stock pursuant hereto; provided, however, that the Corporation shall not be obligated to pay any
--------  -------
transfer taxes resulting from any transfer to a person other than the holder of record on any record date if requested by any holder in connection with any such conversion.

          (q) Reservation of Stock Issuable Upon Conversion.  The Corporation
              ---------------------------------------------
shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series D Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series D Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series D Preferred Stock, the Corporation will take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to its Certificate of Incorporation.

               (r) Fractional Shares. No fractional shares of Common Stock shall
                   -----------------
be issued upon the conversion of any share or shares of Series D Preferred Stock. All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one share of Series D Preferred Stock by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional share. If, after the aforementioned aggregation, the conversion would result in the issuance of a fractional share of Common Stock, such fractional share shall be rounded either up or down to the nearest whole share, as the Corporation shall decide, and if such fractional share is rounded down, the Corporation shall pay cash to the Series D Preferred Stockholder in an amount equal to any fractional percentage rounded down multiplied by the then effective Conversion Price.

               (s) Notices. Except as otherwise specified herein to the
                   -------
contrary, all notices, requests, demands and other communications required or desired to be given hereunder shall only be effective if given in writing by hand, by certified or registered mail, return receipt requested, postage prepaid, or by U.S. express mail service, or by private overnight mail service (e.g. Federal Express), or by facsimile transmission. Any such notice shall be deemed to have been given (a) on the business day actually received if given by hand or facsimile transmission, (b) on the business day immediately subsequent to mailing, if sent by U.S. express mail service or private overnight mail service, or (c) three (3) business days following the mailing thereof, if mailed by certified or registered mail, postage prepaid, return receipt requested, and all such notices shall be sent to the following addresses (or to such other address or addresses as a party may have advised the other in the manner provided herein):

          If to the Company:

               Mr. Richard E. Glassberg
               Phase2Media, Inc.
               420 Lexington Avenue
               New York, NY 10170

          with copies simultaneously by like means to:

               Clifford A. Brandeis, Esq.
               Zukerman Gore & Brandeis, LLP
               900 Third Avenue
               New York, NY 10022

          If to a holder of Series D Preferred Stock, to the address of such holder as set forth in the Purchase Agreement.

                (t) Business Day. As used herein, the term "business day" shall
                    ------------
mean any day other than a Saturday, Sunday or a day when the federal and state banks located in the State of New York are required or permitted to close.

     Section 4. Voting Rights. The holders of the Series D Preferred Stock shall vote on all matters that are subject to the vote of the common stockholders of the Company on an as-converted to Common Stock basis. Each share of Series D Preferred Stock shall be entitled to a number of votes equal to the number of shares of Common Stock into which it is then convertible using the record date for the taking of such vote of stockholders as the date as of which the Conversion Price is calculated and conversion is effected. Holders of the Series D Preferred Stock shall be entitled to notice of (and copies of proxy materials and other information sent to shareholders) all stockholder meetings or written consents with respect to which they would be entitled to vote, which notice would be provided pursuant to the Corporation's by-laws and applicable statutes. The holders of the Series D Preferred Stock shall also have those voting rights provided by the Delaware General Corporation Law (the "Delaware Law"), and those voting rights expressly set forth in this Section 4 and in Section 7(b) below and in Section 1.1 and Section 1.4 of the Securityholders' Agreement. To the extent that under Delaware Law the vote of the holders of the Series D Preferred Stock, voting separately as a class or series as applicable, is required to authorize a given action of the Corporation, the affirmative vote or consent, given at a duly held meeting or by written consent, of the holders of at least a two-thirds majority of the shares of the Series D Preferred Stock issued and outstanding (except as otherwise may be required under Delaware Law or as may otherwise be provided under the applicable provisions of the Securityholders' Agreement) shall constitute the approval of such action by the class.

     Section 5. Liquidation Preference. The holders of shares of Series D Preferred Stock will be entitled to receive, in the event of any (a) liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, or (b) transaction or series of transactions with another private entity resulting in a merger, purchase or consolidation of the Company but only if within twelve (12) months after the closing of such merger, purchase or consolidation, Richard Glassberg ("Glassberg") is not the chief executive officer of the surviving entity or the Stockholders (as such term is defined in the Securityholders' Agreement) do not, upon the closing of such merger, purchase or consolidation, collectively hold a controlling equity interest in the surviving entity, or (c) a transaction or series of transactions with a public entity resulting in a merger, purchase or consolidation of the Company with such public entity involving all or substantially all of the Company's assets, or (d) "change in control" in the Company (as defined in Section 1.4(d)(i) or 1.4 (d)(ii) of the Securityholders Agreement, but not as defined in
Section 1.4(d)(iii) of the Securityholders Agreement) (each, a "Liquidation Event") out of or to the extent of the net assets of the Corporation legally available for such distribution, before any distributions are made with respect to any Common Stock or any Class A Common Stock or any
stock ranking junior to the Series D Preferred Stock, and pari passu with the
                                                          ---- -----
Company's Series A Redeemable Preferred Stock and Series B Convertible Preferred Stock (the "Liquidation Assets"), $1.529059820 per share (the "Liquidation Preference"), plus any accrued but unpaid dividends outstanding as of the date of such Liquidation Event, payable in cash (such dividends together with the Liquidation Preference shall be called the "Liquidation Amount"). In the event the Corporation has insufficient Liquidation Assets to permit full payment to all holders of Series D Preferred Stock of their respective Liquidation Amounts, the Corporation shall distribute the Liquidation Assets allocable to the Series D Preferred Stock pro rata to each holder of Series D Preferred Stock based upon their respective Liquidation Amounts pari passu with the respective Liquidation
                                     ---- -----
Amounts payable to the holders of the Company's Series A Redeemable Preferred Stock and the Company's Series B Convertible Preferred Stock (the "Available Liquidation Amount"). After payment of the full amount of the Liquidation Amount or the Available Liquidation Amount, as the case may be, to each holder of Series D Preferred Stock, and after the payment of any amounts that the Corporation is obligated to pay to any preferred securities that are junior in preference to the Series D Preferred Stock, the holders of the Series D Preferred Stock shall thereafter be entitled to further participation pari passu
                                                                      ---- -----
and pro rata with all the holders of Common Stock and Class A Common Stock, on an as converted to Common Stock basis, in any distribution of assets by the Corporation; provided however that the per share proceeds actually received by each holder of Series D Preferred Stock from any further participation with the holders of Common Stock and Class A Common Stock in any distribution of assets by the Corporation, when aggregated with the Liquidation Amount actually received by each such holder of Series D Preferred Stock, shall in no event exceed three (3) times the Original Conversion Price.

     Section 6. Restrictions and Limitations.

            (a) Subject to Section 1.4 of the Securityholders' Agreement, Shares of Series D Preferred Stock acquired by the Corporation by reason of purchase, conversion, redemption or otherwise shall be retired and shall become authorized but unissued shares of preferred stock, which may be reissued as Series D Preferred Stock or as part of a new series of preferred stock hereafter created under Article Fourth of the Certificate of Incorporation.

            (b) So long as shares of Series D Preferred Stock remain outstanding, the Corporation shall not, without the affirmative vote of the holders of at least a two-thirds majority of the then outstanding shares of Series D Preferred Stock voting together as a separate class, amend the terms of this Resolution. The holders of the outstanding shares of the Series D Preferred Stock shall be entitled to vote as a separate class upon a proposed amendment of the Certificate of Incorporation if the amendment would alter or change the powers, preferences or special rights of the shares of Series D Preferred Stock so as to affect the holders of such shares adversely.

     IN WITNESS WHEREOF, I have duly executed this certificate as of the 19th day of January, 2000.

                                                   /s/ Richard E. Glassberg
                                                   ------------------------
                                                   Richard E. Glassberg
                                                   Chief Executive Officer

                           CERTIFICATE OF AMENDMENT

                                      OF

              CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS

                                      OF

                      SERIES A REDEEMABLE PREFERRED STOCK

                                      OF

                               PHASE2MEDIA, INC.
                           (a Delaware corporation)



It is hereby certified that:


1. The name of the corporation (hereinafter called the "Corporation") is Phase2Media, Inc.

2. Section Four of the Corporation's Certificate of Designations, Preferences and Rights of Series A Redeemable Preferred Stock of the Corporation (the "Certificate of Designations"), is hereby amended by:

     (a) inserting the words "Second Amended and Restated" after the word "the" and prior to the word "Securityholders" at the end of the first sentence of such Section; and

     (b) inserting the words "(the "Securityholders' Agreement") dated as of January 19, 2000 between the Company, Vector, Hachette Filipacchi Interactions, S.A., STV Partners, L.L.C., P2M, LLC, GE Capital Equity Investments, Inc., Richard E. Glassberg, Robert E. Chmiel, R. Scott Ford, Thomas Mannion, Jason Liebowitz, Matthew Spengler and each of the parties listed on Schedule I, Schedule II, Schedule II, Schedule IV, Schedule V and
     Schedule VI as the same may be amended from time to time." after the word "Agreement" at the end of the first sentence of such Section.

3.   Section Five of the Certificate of Designations, is hereby amended by:

     (a) deleting the word "a" after "(b)" and prior to the word
     "transaction" and inserting in lieu thereof the word "any" in the first sentence of such Section;

     (b) deleting the word "and" after the word "Company" and prior to the word "within" and inserting in lieu thereof the phrase "but only if" in the first sentence of such Section;

     (c) deleting the words "and the Investors and the Founding" after the word "entity" and prior to the word "Stockholders" and inserting in lieu thereof the word "or" in the first sentence of such Section; and

     (d) deleting the words "terms are" after the word "such" and prior to the word "defined" and inserting in lieu thereof the words "term is" in the first sentence of such Section.

4. The Certificate of Amendment has been duly adopted and written consent has been given in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, I have duly executed this certificate as of the 19th day of January, 2000.


                                        /s/ Richard E. Glassberg
                                        -------------------------------
                                        Richard E. Glassberg
                                        Chief Executive Officer

                           CERTIFICATE OF AMENDMENT

                                      OF

              CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS

                                      OF

                     SERIES B CONVERTIBLE PREFERRED STOCK

                                      OF

                               PHASE2MEDIA, INC.
                           (a Delaware corporation)



It is hereby certified that:


1. The name of the corporation (hereinafter called the "Corporation") is Phase2Media, Inc.

2. The Corporation's Certificate of Designations, Preferences and Rights of Series B Convertible Preferred Stock of the Corporation (the "Certificate of Designations"), is hereby amended by inserting the words "as the same may be amended from time to time" after the word "thereto" and prior to the parenthesis in the last sentence of Section 3(b).

3. The Certificate of Designations is further amended by deleting Section Four of the Certificate of Designations in its entirety and inserting in lieu of said Section the following:

     "The holders of the Series B Preferred Stock shall vote on all matters that are subject to the vote of the common stockholders of the Company on an as-converted to Common Stock basis. Each share of Series B Preferred Stock shall be entitled to a number of votes equal to the number of shares of Common Stock into which it is then convertible using the record date for the taking of such vote of stockholders as the date as of which the Conversion Price is calculated and conversion is effected. Holders of the Series B Preferred Stock shall be entitled to notice of (and copies of proxy materials and other information sent to shareholders) all stockholder meetings or written consents with respect to which they would be entitled to vote, which notice would be provided pursuant to the Corporation's by-laws and applicable statutes. The holders of the Series B Preferred Stock shall also have those voting rights provided by the Delaware General Corporation Law (the "Delaware Law"), and those voting rights expressly set forth in this

     Section 4 and in Section 7(b) below and in Section 1.1 and Section 1.4 of the Securityholders' Agreement. To the extent that under Delaware Law the vote of the holders of the Series B Preferred Stock, voting separately as a class or series as applicable, is required to authorize a given action of the Corporation, the affirmative vote or consent, given at a duly held meeting or by written consent, of the holders of at least a majority of the shares of the Series B Preferred Stock issued and outstanding (except as otherwise may be required under Delaware Law or as may otherwise be provided under the applicable provisions of the Securityholders' Agreement) shall constitute the approval of such action by the class."

4. The Certificate of Amendment has been duly adopted and written consent has been given in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, I have duly executed this certificate as of the 19th day of January, 2000.


                                             /s/ Richard E. Glassberg
                                             -----------------------------
                                             Richard E. Glassberg
                                             Chief Executive Officer

                           CERTIFICATE OF AMENDMENT

                                      OF

              CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS

                                      OF

                     SERIES C CONVERTIBLE PREFERRED STOCK

                                      OF

                               PHASE2MEDIA, INC.
                           (a Delaware corporation)



It is hereby certified that:


1. The name of the corporation (hereinafter called the "Corporation") is Phase2Media, Inc.

2. The Corporation's Certificate of Designations, Preferences and Rights of Series C Convertible Preferred Stock of the Corporation (the "Certificate of Designations"), is hereby amended by deleting Section Four of the Certificate of Designations in its entirety and inserting in lieu of said Section the following:

     "The holders of the Series C Preferred Stock shall vote on all matters that are subject to the vote of the common stockholders of the Company on an as-converted to Common Stock basis. Each share of Series C Preferred Stock shall be entitled to a number of votes equal to the number of shares of Common Stock into which it is then convertible using the record date for the taking of such vote of stockholders as the date as of which the Conversion Price is calculated and conversion is effected. Holders of the Series C Preferred Stock shall be entitled to notice of (and copies of proxy materials and other information sent to shareholders) all stockholder meetings or written consents with respect to which they would be entitled to vote, which notice would be provided pursuant to the Corporation's by-laws and applicable statutes. The holders of the Series C Preferred Stock shall also have those voting rights provided by the Delaware General Corporation Law (the "Delaware Law"), and those voting rights expressly set forth in this Section 4 and in Section 6(b) below and in Section 1.1 of the Securityholders' Agreement. To the extent that under Delaware Law the vote of the holders of the Series C Preferred Stock, voting separately as a class or series as applicable, is required to authorize a given action of the Corporation, the affirmative vote or consent, given at a duly held meeting or by written consent, of the holders of at least a majority of the shares of the Series C Preferred Stock issued and outstanding (except as otherwise may be required under Delaware Law or as may otherwise be provided under the applicable provisions of the Securityholders' Agreement) shall constitute the approval of such action by the class."

3. The Certificate of Designations is further amended by deleting the word "hereto," after the word "amended" and prior to the word "the" in the first sentence of Section 6(a) and inserting in lieu thereof the words "thereto, as the same may be amended from time to time".

4. The Certificate of Amendment has been duly adopted and written consent has been given in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, I have duly executed this certificate as of the 19th day of January, 2000.


                                             /s/ Richard E. Glassberg
                                             --------------------------------
                                             Richard E. Glassberg
                                             Chief Executive Officer

                           CERTIFICATE OF AMENDMENT

                                      OF

              CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS

                                      OF

                     SERIES D CONVERTIBLE PREFERRED STOCK

                                      OF

                               PHASE2MEDIA, INC.
                           (a Delaware corporation)



It is hereby certified that:


1. The name of the corporation (hereinafter called the "Corporation") is Phase2Media, Inc.

2. The Corporation's Certificate of Designations, Preferences and Rights of Series D Convertible Preferred Stock of the Corporation (the "Certificate of Designations"), is hereby amended by deleting the number "Ten Million Nine Hundred Twenty-One Thousand Seven Hundred and Forty-Six (10,921,746)" and inserting in lieu thereof the number "Eleven Million One Hundred Ninety Nine Thousand Six Hundred Ninety Five (11,199,695)" after the word "Designation" and prior to the word "shares" in the first sentence of
     Section 1.

3. The Certificate of Designations is further amended by amending Section 3(c) as follows:

     (a) deleting the number "10,921,746" and inserting in lieu thereof the number "11,199,695" in each of the two places where such number appears in the first sentence of such Section; and

     (b) deleting the word "Initial" after the word "the" and prior to the word "Closing" in the first sentence of such Section.

4. The Certificate of Amendment has been duly adopted and written consent has been given in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, I have duly executed this certificate as of the 8th day of February, 2000.

                                             /s/ Richard E. Glassberg
                                             --------------------------------
                                             Richard E. Glassberg
                                             Chief Executive Officer

                           CERTIFICATE OF AMENDMENT

                                      OF

              CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS

                                      OF

                     SERIES D CONVERTIBLE PREFERRED STOCK

                                      OF

                               PHASE2MEDIA, INC.
                           (a Delaware corporation)

It is hereby certified that:

1. The name of the corporation (hereinafter called the "Corporation") is Phase2Media, Inc.

2. The Corporation's Certificate of Designations, Preferences and Rights of Series D Convertible Preferred Stock of the Corporation (the "Certificate of Designations"), is hereby amended by deleting the number "Eleven Million One Hundred Ninety Nine Thousand Six Hundred Ninety Five (11,199,695)" and inserting in lieu thereof the number "Eleven Million Three Hundred Sixty Three Thousand One Hundred Ninety Five (11,363,195)" after the word "Designation" and prior to the word "shares" in the first sentence of
     Section 1.

3. The Certificate of Designations is further amended by amending Section 3(c) by deleting the number "11,199,695" and inserting in lieu thereof the number "11,363,195" in each of the two places where such number appears in the first sentence of such Section.

4. The Certificate of Amendment has been duly adopted and written consent has been given in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, I have duly executed this certificate as of the 30th day of March, 2000.


                                             /s/ Richard E. Glassberg
                                             ------------------------------
                                             Richard E. Glassberg
                                             Chief Executive Officer

                            CERTIFICATE OF AMENDMENT

                                       OF

               CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS

                                       OF

                       SERIES A REDEEMABLE PREFERRED STOCK

                                       OF

                                PHASE2MEDIA, INC.

         It is hereby certified that:

         1. The name of the corporation (hereinafter called the "Corporation") is Phase2Media, Inc.

         2. The Certificate of Amendment (the "Certificate of Amendment") has been duly adopted and written consent has been given in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

         3. The Corporation's Certificate of Designations, Preferences and Rights of Series A Redeemable Preferred Stock of the Corporation (the "Certificate of Designations"), is hereby deleted in its entirety and hereby amended as follows:

               CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS

                                       OF

                       SERIES A REDEEMABLE PREFERRED STOCK

                                       OF

                                PHASE2MEDIA, INC.


         Phase2Media, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware, (the "Company" or the "Corporation"), does hereby certify that the Board of Directors of the Corporation duly adopted a resolution by unanimous written consent of directors in lieu of a meeting dated as of May 9, 2000, and that such resolution has not been amended, modified, or rescinded, and is now in full force and effect providing for the designations, preferences and relative, participating, optional or other rights, and the qualifications, limitations or restrictions thereof, of certain shares of the Corporation's preferred stock, which resolution is as follows:

         RESOLVED, that pursuant to the authority conferred upon the Board of Directors by Article Fourth of the Corporation's Certificate of Incorporation of the Corporation, and pursuant to the provisions of Section 151 of the General Corporation Law of the State of Delaware, the rights, preferences and designations of certain shares of the authorized and unissued shares of preferred stock shall hereafter be as follows:

         Section 1. Designation. One Hundred Fifty Thousand (150,000) shares, having a par value of $.001 per share, of the Corporation's preferred stock are hereby designated as Series A Preferred Stock (the "Series A Preferred Stock"). The rights, preferences, privileges, qualifications, limitations and restrictions of the Series A Preferred Stock are set forth in Sections 2 through 6 of this Resolution. The rights, preferences, privileges and qualifications, limitations and restrictions of the remaining shares of the Corporation's preferred stock shall be determined by the Board of Directors, from time to time after the date of the adoption of this Resolution, pursuant to the provisions of Article Fourth of the Corporation's Certificate of Incorporation.

         Section 2. Dividends. The holders of the Series A Preferred Stock are entitled to receive cumulative dividends, payable solely in additional shares of the Company's Series A Preferred Stock, at a rate equal to 9% per annum of the "Liquidation Preference" of the Series A Preferred Stock as that term is defined in Section 5 below. The dividend is payable annually within ten (10) business days after each December 31st of each year, commencing December 31, 1999 (each, a "Dividend Payment Date"). Dividends shall accrue on each share of Series A Preferred Stock from the first day of each calendar year in which such dividend may be payable, except with respect to the dividend payable with respect to the first Dividend Payment Date, in which event dividends shall accrue from the date on which such share of Series A Preferred Stock was originally issued to such holder of Series A Preferred Stock. Each holder of Series A Preferred Stock shall receive shares (or fractional shares, if appropriate) of Series A Preferred Stock equal to 9% multiplied by the aggregate Liquidation Preference of all Series A Preferred Stock owned by each such holder on the applicable Dividend Payment Date; provided however that with respect to the dividend payable on each share of Series A Preferred Stock on the first Dividend Payment Date, such dividend shall be calculated in the manner set forth in this sentence, and shall also be multiplied by a fraction, the numerator of which shall be the number of days that elapsed commencing on the date such share of Series A Preferred Stock was originally issued to each holder of Series A Preferred Stock, through and including December 31, 1999, and the denominator of which shall be 365.

         Section 3. Conversion and Redemption Rights.

                  (a) Automatic Conversion. All shares of Series A Preferred Stock that have not already been redeemed in accordance with the provisions of
Section 3(j) below, shall automatically, immediately prior to the Company's closing of a "Qualified Initial Public Offering", convert into fully paid non-assessable shares of the Company's common stock, par value $.001 per share (the

"Common Stock"), at the price and in the manner set forth in Section 3(b) below. As used herein, the term "Qualified Initial Public Offering" shall mean the first underwritten public offering and sale of shares of the Company's Common Stock, on a firm commitment basis, registered pursuant to Section 5 of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, which offering and sale results in (i) the listing for trading on a nationally recognized stock market, or the reporting on a nationally recognized automated quotation system, of the equity securities of the Company, (ii) the receipt by the Company of at least Twenty Million Dollars ($20,000,000) in gross proceeds, and (iii) the "Market Price," as that term is hereinafter defined, per share, of the shares of Common Stock issued and issuable upon conversion of the Series D Preferred Stock, is equal to at least two (2) times the Original Conversion Price of the Series D Preferred Stock, subject to appropriate, equitable adjustment for any stock splits, stock dividends, reclassifications or stock combinations effected by the Company after the date of the filing of this Certificate of Amendment. As used herein, the term "Market Price" shall mean the initial price per share at which the Company's Common Stock is offered to the public in the Qualified Initial Public Offering.

                  (b) Conversion Price. In accordance with the provisions of
Section 3(a) above, the Series A Preferred Stock shall convert into such number of whole shares (rounding up or down to the nearest share in accordance with the provisions of Section 3(i) below) of Common Stock as determined by dividing (x) the aggregate "Liquidation Preference" (as that term is defined in Section 5 below) of the shares of Series A Preferred Stock being converted, plus all accrued and unpaid dividends applicable to such shares that are being converted (the accrued and unpaid dividends to be calculated as of and including the date immediately preceding the effective date of the Qualified Initial Public Offering), by (y) the "Conversion Price", as such term is defined in the immediately following sentence. The term "Conversion Price" shall mean fifty percent (50%) of the initial price per share that the Company's Common Stock is offered to the public in the Qualified Initial Public Offering.

                  (c) Mechanics of Conversion. Upon any conversion of the Series A Preferred Stock pursuant to this Section 3, each holder of Series A Preferred Stock must surrender all of their Series A Preferred Stock certificates at the principal executive office of the Corporation. The Corporation shall, within five (5) business days after receipt of all certificates from the holder thereof, issue to such holder of Series A Preferred Stock a certificate for the number of shares of Common Stock to which the holder shall be entitled. Such issuance of Common Stock shall only be made with respect to each holder after all the certificates for the shares of Series A Preferred Stock that are automatically being converted for such holder pursuant to Section 3(a) have been surrendered, provided, however, that upon the automatic conversion of the Series A Preferred Stock in accordance with Section 3(a) above, all holders of Series A Preferred Stock shall thereafter be treated for all purposes as record holders of such shares of Common Stock into which their shares of Series A Preferred Stock shall have automatically converted. Notwithstanding anything set forth herein to the contrary, in the event that a holder of Series A Preferred Stock cannot deliver their original certificate(s) evidencing their ownership thereof because same has been lost or destroyed, such holder may, in lieu thereof, deliver an original, notarized affidavit of lost certificate in form and substance acceptable to the Company, which delivery of such affidavit, when received by the Company, shall satisfy such holder's requirement hereunder to deliver any Series A Preferred certificate(s) that are the subject of such affadavit.

                  (d) No Impairment. The Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all of the provisions of this Section 3 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion or redemption rights of the holders of the Series A Preferred Stock against impairment. The provisions of this paragraph (l) may be waived by the affirmative vote of the holders of at least a majority of the then outstanding shares of Series A Preferred Stock voting together as a single class and taken in advance of any action that would conflict with this paragraph (d).

                  (e) Notice of Adjustments. Upon the occurrence of each adjustment or readjustment of any Conversion Ratio pursuant to this Section 3, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series A Preferred Stock a notice setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series A Preferred Stock, furnish to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Price then in effect and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of such holder's shares.

                  (f) Notices of Record Date. If the Corporation shall propose at any time: (i) to effect any stock split, stock dividend, stock combinations, reclassification or recapitalization of its Common Stock outstanding involving a change in the Common Stock; or (ii) to merge or consolidate with or into any other corporation, or sell all or substantially all of its assets, or to liquidate, dissolve or wind up; then, in connection with such event, the Corporation shall send to the holders of the Series A Preferred Stock at least twenty (20) days' prior written notice of the date when the same shall take place.

                  (g) Issue Taxes. The Corporation shall pay any and all issue and other taxes that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of Series A Preferred Stock pursuant hereto; provided, however, that the Corporation shall not be obligated to pay any transfer taxes resulting from any transfer to a person other than the holder of record on any record date if requested by any holder in connection with any such conversion.

                  (h) Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series A Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series A Preferred Stock, the Corporation will take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to its Certificate of Incorporation.

                  (i) Fractional Shares. No fractional shares of Common Stock shall be issued upon the conversion of any share or shares of Series A Preferred Stock. All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one share of Series A Preferred Stock by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional share. If, after the aforementioned aggregation, the conversion would result in the issuance of a fractional share of Common Stock, such fractional share shall be rounded either up or down to the nearest whole share, as the Corporation shall decide, and if such fractional share is rounded down, the Corporation shall pay cash to the Series A Preferred Stockholder in an amount equal to any fractional percentage rounded down multiplied by two (2) times the Conversion Price.

                  (j) Redemption Right. In addition to the conversion of the Series A Preferred Stock as set forth in this Section 3, each holder of the Series A Preferred Stock shall, at its sole option, be entitled to redeem, in whole or in part, one-third of the Series A Preferred Stock that it beneficially owns on each of the fourth anniversary date (the "First Redemption Date"), the fifth anniversary date (the "Second Redemption Date") and the sixth anniversary date (the "Final Redemption Date") of the closing of the Securities Purchase Agreement (the "Securities Purchase Agreement"), dated as of August 16, 1999, between the Company, Vector Capital II, L.P. ("Vector") and each of the parties listed on Schedule A and Schedule B attached thereto. Each of the First Redemption Date, the Second Redemption Date and the Final Redemption Date are sometimes hereinafter collectively referred to as a "Redemption Date." In the event that a holder of Series A Preferred Stock does not fully exercise its redemption rights on any Redemption Date, any such unexercised redemption rights shall be cumulative, such that the holder shall be entitled to exercise on each and every successive Redemption Date (each, a "Successive Redemption Date") those redemption rights, in whole or in part, that the holder previously had the right to effect but did not exercise, plus those redemption rights first available to the holder on each such Successive Redemption Date. The redemption right provided for in this Section 3(j) shall not be applicable to any shares of Common Stock issued upon the conversion of Series A Preferred Stock pursuant to this Section.

                  In the event that any holder elects to exercise its redemption rights pursuant to this Section 3(j), such holder is required to deliver a Redemption Notice in accordance with the provisions of Section 3(k) below within thirty (30) days prior to a Redemption Date (each, a "Section 3(j) Redemption Period"). In the event a holder does not deliver a Redemption Notice with respect to all of its rights of redemption relative to a particular Redemption
Date within the Section 3(j) Redemption Period, the unexercised redemption rights shall accumulate to the next successive Redemption Date as set forth in the immediately preceding paragraph in this Section 3(j); provided however, that in the event that a holder does not deliver a Redemption Notice with respect to its rights of redemption relative to the Final Redemption Date within the
Section 3(j) Redemption Period, the holder shall not be entitled to exercise any additional redemption rights under this Section 3(j) except during the Section 3(j) Redemption Period with respect to each and every successive twelve (12) month anniversary date of the Final Redemption Date until such time as such holder has had all of its shares of Series A Preferred Stock redeemed hereunder. The per share redemption price of the Series A Preferred Stock for all redemption rights provided for in this Section 3(j) shall be the Liquidation Preference, plus any accrued but unpaid dividends outstanding as of the date of the applicable Redemption Notice. All accrued and unpaid dividends paid in connection with any redemption in accordance with this Section 3(j) shall be in cash.

                  (k) Mechanics of Redemption. Any holder of Series A Preferred Stock who wishes to exercise its redemption rights pursuant to paragraph (j) of this Section 3, must surrender the certificate therefor at the principal executive office of the Corporation, and give written notice, which may be via facsimile transmission, to the Corporation at its principal executive office setting forth the number of shares of Series A Preferred Stock that the holder elects to redeem (the "Redemption Notice"). No Redemption Notice with respect to any shares of Series A Preferred Stock can be given prior to the time that such shares of Series A Preferred Stock are eligible for redemption in accordance with the provisions of Section 3(j) above. Any such premature Redemption Notice shall automatically be null and void. The Corporation shall, within ten (10) business days after receipt of an appropriate and timely Redemption Notice (the "Redemption Deadline") deliver to such holder of Series A Preferred Stock the Per Share Redemption Price multiplied by the number of shares of Series A Preferred Stock that are being redeemed in United States currency by cash or delivery of a certified check or bank draft payable to the order of the holder or by wire transfer to the holder. Such redemption shall be deemed to have been made only after both the certificate(s) for the shares of Series A Preferred Stock to be redeemed have been surrendered and the Redemption Notice is received by the Corporation (the "Redemption Documents"). In the event that the Redemption Notice is sent via facsimile transmission, the Corporation shall be deemed to have received such Redemption Notice on the first business day on which such facsimile Redemption Notice is actually received, provided that the necessary certificates are actually received by the Corporation within three (3) business days thereafter. Any shares not redeemed shall continue to be entitled to dividends and other rights, preferences, privileges and restrictions until such shares are redeemed. In case fewer than the total number of shares represented by any certificate are redeemed, a new certificate representing the number of unredeemed shares shall be issued to the holder thereof without cost to such holder within 5 days after surrender of the certificate representing the redeemed shares.

                  (l) Notices. Except as otherwise specified herein to the contrary, all notices, requests, demands and other communications required or desired to be given hereunder shall only be effective if given in writing by hand, by certified or registered mail, return receipt requested, postage prepaid, or by U.S. express mail service, or by private overnight mail service (e.g. Federal Express), or by facsimile transmission. Any such notice shall be deemed to have been given (a) on the business day actually received if given by hand or facsimile transmission, (b) on the business day immediately subsequent to mailing, if sent by U.S. express mail service or private overnight mail service, or (c) three (3) business days following the mailing thereof, if mailed by certified or registered mail, postage prepaid, return receipt requested, and all such notices shall be sent to the following addresses (or to such other address or addresses as a party may have advised the other in the manner provided herein):

                  If to the Company:

                           Mr. Richard Glassberg
                           Phase2Media, Inc.
                           420 Lexington Avenue
                           New York, NY 10170

                  with copies simultaneously by like means to:

                           Clifford A. Brandeis, Esq.
                           Zukerman Gore & Brandeis, LLP
                           900 Third Avenue
                           New York, NY  10022

                  If to a holder of Series A Preferred Stock, to the address of such holder as set forth in the Securities Purchase Agreement.

                  (n) Business Day. As used herein, the term "business day" shall mean any day other than a Saturday, Sunday or a day when the federal and state banks located in the State of New York are required or permitted to close.

         Section 4. Voting Rights. The holders of the Series A Preferred Stock shall have only those voting rights provided by the Delaware General Corporation Law (the "Delaware Law") and those voting rights expressly set forth in this
Section 4 and in Section 6(b) below and in Section 1.1 and Section 1.4 of the Second Amended and Restated Securityholders' Agreement (the "Securityholders' Agreement") dated as of January 19, 2000 between the Company, Vector, Hachette Filipacchi Interactions, S.A., STV Partners, L.L.C., P2M, LLC, GE Capital Equity Investments, Inc., Richard E. Glassberg, Robert E. Chmiel, R. Scott Ford, Thomas Mannion, Jason Liebowitz, Matthew Spengler and each of the parties listed on
Schedule I, Schedule II, Schedule II, Schedule IV, Schedule V and Schedule VI as the same may be amended from time to time. To the extent that under Delaware Law the vote of the holders of the Series A Preferred Stock, voting separately as a class or series as applicable, is required to authorize a given action of the Corporation, the affirmative vote or consent of the holders of at least a majority of the shares of the Series A Preferred Stock represented at a duly held meeting at which a quorum is present or by written consent of a majority of the shares of Series A Preferred Stock (except as otherwise may be required under Delaware Law and the applicable provisions of the Securityholders' Agreement) shall constitute the approval of such action by the class. Holders of the Series A Preferred Stock shall be entitled to notice of (and copies of proxy materials and other information sent to shareholders) all shareholder meetings or written consents with respect to which they would be entitled to vote, which notice would be provided pursuant to the Corporation's by-laws and applicable statutes.

         Section 5. Liquidation Preference. The holders of shares of Series A Preferred Stock will be entitled to receive, in the event of (a) any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, or (b) any transaction or series of transactions with another private entity resulting in a merger, purchase or consolidation of the Company but only if within twelve (12) months after the closing of such merger, purchase or consolidation, Richard Glassberg ("Glassberg") is not the chief executive officer of the surviving entity or the "Stockholders" (as such term is defined in that certain Second Amended and Restated Securityholders' Agreement dated as of January 19, 2000 by and among the Company, Vector Capital II, L.P., Hachette Filipacchi Interactions S.A., STV Partners II, L.L.C., P2M, LLC, GE Capital Equity Investments, Inc., Richard E. Glassberg, Robert E. Chmiel, R. Scott Ford, Thomas Mannion, Jason Liebowitz, Matthew Spengler and each of the parties listed on Schedule I, Schedule II, Schedule III, Schedule IV, Schedule V and Schedule VI attached thereto, as the same may be amended from time to time (the "Securityholders' Agreement")) do not, upon the closing of such merger, purchase or consolidation, collectively hold a controlling equity interest in the surviving entity, or (c) a transaction or series of transactions with a public entity resulting in a merger, purchase or consolidation of the Company with such public entity involving all or substantially all of the Company's assets, or(d) upon the initial public offering under Section 5 of the Securities Act of 1933, as amended, of the equity securities of the surviving entity referred to in clause (b) immediately preceding (other than a Qualified Initial Public Offering), or (e) upon a "change in control" in the Company (as defined in
Section 1.4(d)(i) or 1.4 (d)(ii) of the Securityholders Agreement, but not as defined in Section 1.4(d)(iii) of the Securityholders Agreement) (each, a "Liquidation Event"), out of or to the extent of the net assets of the Corporation legally available for such distribution, before any distributions are made with respect to any Common Stock or any stock ranking junior to the Series A Preferred Stock, and parri passu with the Company's Series B Convertible Preferred Stock (the "Liquidation Assets"), $1,000 per share (the "Liquidation Preference"), plus the value of any accrued but unpaid dividends as of the date of such Liquidation Event, payable in cash (such dividends together with the Liquidation Preference shall be called the "Liquidation Amount"), provided, however, that in the event of a Liquidation Event described in clause
(b), (c), (d) or (e) of this Section 5, each holder of shares of Series A Preferred Stock shall have the option to retain their shares of Series A Preferred Stock and defer their right to receive their respective Liquidation Amount.

                  In the event the Corporation has insufficient Liquidation Assets to permit full payment to all holders of Series A Preferred Stock of their respective Liquidation Amounts, the Corporation shall distribute the Liquidation Assets allocable to the Series A Preferred Stock pro rata to each holder of Series A Preferred Stock based upon their respective Liquidation Amounts (the

"Available Liquidation Amount"). After payment of the full amount of the Liquidation Amount or the Available Liquidation Amount, as the case may be, to each holder of Series A Preferred Stock, said holders will not be entitled to any further participation in any distribution of assets by the Corporation.

         Section 6. Restrictions and Limitations.

                  (a) Subject to Section 1.4 of the Securityholders' Agreement, shares of Series A Preferred Stock acquired by the Corporation by reason of purchase, conversion, redemption or otherwise shall be cancelled and retired and shall become authorized but unissued shares of Series A Preferred Stock, which may be reissued as part of a new series of preferred stock hereafter created under Article Fourth of the Certificate of Incorporation.

                  (b) So long as shares of Series A Preferred Stock remain outstanding, the Corporation shall not, without the affirmative vote of the holders of at least a majority of the then outstanding shares of Series A Preferred Stock voting together as a separate class, amend the terms of this Resolution. The holders of the outstanding shares of the Series A Preferred Stock shall be entitled to vote as a separate class upon a proposed amendment of the Certificate of Incorporation if the amendment would alter or change the powers, preferences or special rights of the shares of Series A Preferred Stock so as to affect the holders of such shares adversely.

                  (c) The Corporation shall not redeem or otherwise acquire any shares of Series A Preferred Stock other than pursuant to Section 3(j) hereof unless such alternative redemption or acquisition opportunity is made available to all holders of Series A Preferred Stock on a pro rata basis after 20 days prior written notice to such holder.

         IN WITNESS WHEREOF, I have duly executed this Certificate as of the 10th day of May, 2000.


                                                /s/ Richard E. Glassberg
                                             -----------------------------------
                                                    Richard E. Glassberg
                                                    Chief Executive Officer